SCHEDULE 14C INFORMATION STATEMENT

        Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

x   Preliminary Information Statement

-   Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

-   Definitive Information Statement

                                  DRUCKER, INC.
                  ---------------------------------------------
                  (Name of Company as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                  DRUCKER, INC.
                           Suite 916, Cathedral Place
                             925 West Georgia Street
                          Vancouver, BC, Canada V6C 3L2

                        NOTICE OF ACTION TAKEN BY WRITTEN
                           CONSENT OF THE STOCKHOLDERS

                            ------------------------

To The Stockholders of Drucker, Inc.:

     In connection with the acquisition of Beijing Beike-Masic Automation Engineering Technology Company Limited, a company incorporated in the People's Republic of China, Drucker, Inc., a Delaware corporation (the "Company"), is required to (i) issue shares of common stock which it does not yet have authority to issue under the Company's Certificate of Incorporation, (ii) accomplish a reverse stock split on a one for three basis and (iii) change the Company's name. In addition, the Company seeks to amend the indemnification provision of its Certificate of Incorporation. The "Majority Stockholders" of the Company are the holders of a total of 26,725,000 shares or approximately 53.4% of the total issued and outstanding common stock of the Company. The Majority Stockholders have consented to the following resolutions by written consent in lieu of a Stockholders' Meeting pursuant to the General Corporation Law of the State of Delaware.

               Proposal #1: To authorize the directors of the Company to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 50 million to 500 million shares.

               Proposal #2: To authorize the directors of the Company to amend the Certificate of Incorporation to change the name of the Company to BK Automation Inc.

               Proposal #3: To authorize the directors of the Company to amend the Company's Certificate of Incorporation to accomplish a reverse split on a one for three basis of the issued and outstanding shares of common stock, warrants and options.

               Proposal #4: To authorize the directors of the Company to amend the Company's Certificate of Incorporation to provide for indemnification to the fullest extent permitted by the General Corporation Law of the State of Delaware.

                              Ronald Xie, President
                                   -----------

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                                  DRUCKER, INC.
                           Suite 916, Cathedral Place
                             925 West Georgia Street
                          Vancouver, BC, Canada V6C 3L2

                            ------------------------

                               STOCKHOLDERS ACTION

     In connection with the acquisition of Beijing Beike-Masic Automation Engineering Technology Company Limited, a company incorporated in the People's Republic of China ("BK"), Drucker, Inc., a Delaware corporation, (the "Company"), is required to (i) issue shares of common stock which it does not yet have authority to issue under the Company's Certificate of Incorporation,
(ii) accomplish a reverse stock split on a one for three basis and (iii) change the Company's name. In addition, the Company seeks to amend the indemnification provision of its Certificate of Incorporation. The Majority Stockholders (as identified below) submitted their consents to the resolutions described in this Information Statement on or about September 7, 2004, to be effective 20 days after the Definitive Information Statement is mailed to stockholders. As of June 30, 2004, the Majority Stockholders held of record 26,725,000 shares of the Company's common stock, which represented approximately 53.4% of the total issued and outstanding shares of common stock of the Company. The Majority Stockholders consenting consist of Richco Investors Inc. ("Richco") and Beijing Beike Machinery Electronic Materials Hightech Corporation, a company incorporated in the People's Republic of China ("BK Machinery").

     No stockholder consents other than those of the Majority Stockholders are required to be submitted in order for the resolutions to be adopted. The Company is not soliciting consents, and stockholders have no obligation to submit such a consent. Whether or not stockholders submit consents should not affect their rights as stockholders or the prospects of the proposed stockholder resolutions being adopted. The Majority Stockholders have consented to all of the stockholder resolutions described in this Information Statement. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required in order to adopt the resolutions described in this Information Statement. A total of 49,976,250 shares of common stock are entitled to vote on the Company's proposed transactions described in this Information Statement.

     Additional information regarding the Company, its business, its stock and its financial condition are included in the Company's Form 10-KSB annual reports and its Form 10-QSB quarterly reports. The Company has elected to deliver this Information Statement together with a copy of its Form 10K-KSB for its fiscal year ended December 31, 2003 and its 10-QSB for the period ended June 30, 2004. In addition, copies of the Company's Form 10-KSB for its fiscal year ended December 31, 2002 are available, without charge, upon request to: Ronald Xie, President, Drucker, Inc., Suite 916, Cathedral Place, 925 West Georgia Street, Vancouver, B.C. Canada V6C 3L2.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of June 30, 2004, certain information known to the Company with respect to the beneficial ownership of the Company's common stock by each person who is known by the Company to own beneficially more than 5% of the Company's common stock. Except as otherwise noted below, the address of each person is c/o Drucker, Inc., Suite 916, Cathedral Place, 925 West Georgia Street, Vancouver, B.C. Canada V6C 3L2.

                             PRINCIPAL STOCKHOLDERS

Name and Address of Beneficial Owner       Amount and Nature of Beneficial Owner         Percent of Class
------------------------------------       -------------------------------------         ----------------
Richco Investors, Inc.                                 11,675,000(1)                          23.4%
789 West Pender St.  #950
Vancouver, B.C.  Canada V6C 1H2

BK Machinery
N 30 Xueyuan Lu
Haidan District, Beijing,
PRC 100083                                              17,500,000                             35%



                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth as of June 30, 2004, certain information with respect to the beneficial ownership by each director and executive officer of the Company. Except as otherwise noted below, the address of each person is the Company's address.


             NAME                       # OF SHARES          PRE TRANSACTION         POST TRANSACTION
                                                               (pre-split)             (post-split)
                                                                   (%)                      (%)
Ronald Xie                                   0                      0                      4.9%
                                         6,511,456
Gerald Runolfson                        812,501 (2)               1.63%                     .6%
4151 Rose Crescent
West Vancouver,
B.C.  Canada
Nick Ringma                                  0                      0                        0
Wei Zhang Liu                           14,650,776                  0                      11.1%
                                          (3)(4)
Liang Hong                              14,650,776                  0                      11.1%
                                          (3)(4)
Liang Song Ge                           14,650,776                  0                      11.1%
                                          (3)(4)


                                       3


Yi Kang Sun                             10,464,840                  0                      7.9%
BK Machinery                         17,500,000 (3)(5)              0                      17.6%
Hong Jun Lu                          2,092,968 (3)(4)               0                      1.59%
Wang Ping                            5,581,248 (3)(4)               0                      4.23%
Ling Sheng Han                       7,674,216 (3)(4)               0                      5.8%
Total Officers & Directors             77,089,557(6)               __                      58.4%
Post Transaction

----------

(1) These 11,675,000 shares are owned by Richco and include (i) 9,225,000 shares of common stock, (ii) 1,225,000 shares issuable upon the exercise of the Series A Warrants and (iii) 1,225,000 shares issuable upon the exercise of the Series B Warrants. Richco has granted to Mr. Liang Hong an irrevocable proxy and power of attorney to cast an affirmative vote in respect of all its shares in Drucker to approve the resolutions of the matters described in this Information Statement. Richco is beneficially owned by Mr. Raoul Tsakok through ownership of over 50% of the shares of common stock of Richco. Mr. Raoul Tsakok, through Cobilco, Inc. ("Cobilco"), has an option to acquire 550,000 shares of Common Stock of the Company.

(2) Of these shares, Gerald Runolfson individually owns 132,499 shares and has an option to acquire 300,000 shares of Common Stock of the Company; and Porta-Pave Industries, Inc. (a company owned by the Runolfson family) owns 380,002 shares of Common Stock of the Company.

(3) Through ownership of Speed One Investment Ltd., a British Virgin Islands corporation ("Speed One").

(4)   Number of shares post-transaction and pre-split.

(5)   Currently holds 17,500,000 shares.

(6)   Assuming beneficial ownership of Speed One.


                                   MANAGEMENT

     The following table lists the names and ages of the executive officers and directors of the Company. The directors will continue to serve until the next annual stockholders meeting or until their successors are duly elected and qualified. All officers serve at the discretion of the Board of Directors.

     RONALD XIURU XIE, age 41, President, Director, CEO, and Acting CFO of Company, appointed in June 2003,obtained a BA degree from Beijing University of International Business & Economics in 1984 and a Master of Law in 1986 from the School of Law, Beijing University of International Business & Economics. He obtained a LLB (law) in 1992 from Queen's University in Canada. He was called to the PRC Bar (1988) and the Bar of Ontario, Canada (1993). He was formerly the president of China NetTV Holdings Inc. and remains a director of that company. Mr. Xie will devote approximately 50% of his time to the Company's operations.

     NICK RINGMA, age 56, Senior Vice President and a director of the Company, was appointed in June 2003. Mr. Ringma studied at Calvin College in 1967-68 and obtained a BA in 1973 from Simon Fraser University in Vancouver, BC. From 1997 to the present, he has been a Vice President and director of Digital Accelerator Corp. He has also been a director of Vertigo Technologies, Inc. from September 2002 to the present.

     GERALD WILLIAM RUNOLFSON, Secretary and Director, age 61, was President and Director of the Company from 1991 to June 2003. He received a Bachelor of Science in Civil Engineering in 1963 from University of Saskatchewan Canada. He studied Business Administration in 1970-71 at University of Alberta, Canada. From 1988 to January 2000, he was President of International Butec Industries Corp., Vancouver, BC, and from 1991 to 1994 he was President of N-Viro Recovery, Inc. From 1994 to the present he has been President of Elkon Products, Inc. of Vancouver, B.C. whose principal business is the supply of silica fume. He is also a director since 1991 of Horseshoe Gold Mines, a mining exploration company currently focusing on diamond exploration in Northern Canada.

     WEI ZHANG LIU, age 53, was appointed a director of the Company on August 11, 2003. He obtained a Bachelor Degree from the University of Science and Technology Beijing ("USTB") in 1976 and also obtained a Bachelor Degree from the Arts & Law School of USTB in 1982. During the period from 1990 to present, Mr. Liu acted as Vice General Manager and General Manager of BK Machinery and as General Manager and Chairman of BK and the Company.

     LIANG HONG, age 40, was appointed a director of the Company on August 11, 2003. He obtained a Bachelor Degree in 1985 from the Automation Department of USTB. From the beginning of 2003 to the present, he has been Vice Chairman in the School-funded Industrial Group of USTB. Mr. Hong was a founder of BK and a Vice Chairman of the BK. Mr. Hong was General Manager of Time High-Tech Co., Ltd. From 1999 to 2002, Mr. Hong was a vice director of the Robot Institute of USTB.

     LIANG SONG GE, age 38, was appointed a director of the Company on August 11, 2003. He obtained a Bachelor Degree in 1986 from the Automation Department of USTB and a Masters Degree in 1989 from the Automation Department of Harbin

Institute of Technology, China. From 1998 to 2002, Mr. Ge acted as Vice General Manager of BK. Since the beginning of 2003, Mr. Ge has acted as General Manager of BK.

     YI KANG SUN, age 71, was appointed a director of the Company on August 11, 2003. He is a professor of automation at USTB, and obtained a Bachelor Degree in 1952 from Tsinghua University in Beijing, China with a major in Material Molding and Control Engineering. Since 1999, Mr. Sun has acted as Technical Director of BK. He has been a director of BK since its incorporation March 23, 1998, responsible for technology direction, application and management, product development, international communication and development planning, R & D, and project planning. From 1994 to 1999, Mr. Sun acted as Chief Engineer of BK and was responsible for all major engineering and technological issues.

                                BOARD COMMITTEES

     The Board of Directors acts as the Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2003, the Board of Directors held three meetings.

     Termination of Employment and Change of Control Arrangements: None

     Stock purchase options:


Name                                   Shares Underlying Options     Option Price     Expiry Date
----                                   -------------------------     ------------     -----------
Patrick Chan                              550,000 shares (1)             $.40           3/31/06
FKT Exploration Consultants, Ltd.         325,000 shares (2)             $.40           3/31/06
Ken K Consulting, Ltd.                    325,000 shares (3)             $.40           3/31/06
Cobilco Inc.                              550,000 shares (4)             $.40           3/31/06
Lancaster Pacific Investment Ltd.         550,000 shares (5)             $.40           3/31/06
Gerry Runolfson                           300,000 shares (6)             $.40           3/31/06
Yonderiche Int'l Consultants              150,000 shares (7)             $.40           3/31/06
808719 Ont.  Ltd.                         100,000 shares (8)             $.40           3/31/06
Gemsco Management Ltd.                    100,000 shares (9)             $.40           3/31/06

     The above options were issued in November, 1999 and are exercisable at US$0.40 per share. The expiry date for the above options is March 31, 2006 As of the date of this report, none of the above options have been exercised.

----------

(1)   Mr. Chan was the Chairman of the Board.
(2)   FKT Exploration Consultant, Ltd. is owned by Fred Tse, a consultant.


                                       6


(3) Ken K Consultant, Ltd. is owned by Ken Kow, a paid consultant and former director.
(4) Cobilco is owned by Raoul Tsakok, a director of Richco, a major stockholder.
(5)   Lancaster Pacific Investment, Ltd. is owned by Paul Chan, a consultant.
(6) Mr. Runolfson is the former President of the Company, but is still a director and currently serves as Secretary.
(7)   Yonderiche Int'l Consultants is owned by Jack Song.
(8)   808719 Ont., Ltd. is owned and
      controlled by Joe Tong, a former director.
(9) Gemsco Management, Ltd. is owned and controlled by Maurice Tsakok, a director of Richco, a major stockholder.


                             EXECUTIVE COMPENSATION

Cash Compensation.

     (a) Compensation paid for all services provided up to December 31, 2003.

                    SUMMARY COMPENSATION TABLE OF EXECUTIVES
                               Annual Compensation
                                                                                    Awards
Name and principal position       Year     Salary ($)     Bonus         Other Annual       Restricted Stock    Securities
                                                           ($)        Compensation ($)     Options/SARs(#)     Underlying
                                                                         Award(s)($)

Gerald Runolfson, President       2003          0              0           20,000                  0                 0
(Resigned June 2003,              2002          0              0           23,000                  0                 0
currently Secretary)              2001          0              0           24,000                  0                 0

Ernest Cheung, Secretary          2003          0              0            6,000                  0                 0
(resigned June 2003)              2002          0              0           25,000                  0                 0
                                  2001          0              0           48,000                  0                 0

Patrick Chan,                     2003          0              0                0                  0                 0
Chairman (resigned June 2003)     2002          0              0                0                  0                 0
                                  2001          0              0                0                  0                 0
Ronald Xie, President/Director    2003          0         20,000           70,000                  0                 0
                                  2002          0              0                0                  0                 0
                                  2001          0              0                0                  0                 0

Nick Ringma                       2003          0         10,000           28,000                  0                 0
Vice President/Director           2002          0              0                0                  0                 0
                                  2001          0              0                0                  0                 0

Officers as a group               2003          0         30,000          124,000                  0                 0
                                  2002          0              0           48,000                  0                 0
                                  2001          0              0           72,000                  0                 0

     (b) Compensation Pursuant to Option Plans.


                    TABLE OF OPTIONS OUTSTANDING TO OFFICERS

                                                                       Option Exercise
Name and Principal Position           Shares Underlying Options           Price (USD)        Expiry Date
---------------------------           -------------------------           -----------        -----------

Gerald Runolfson                               300,000                       $.40              3/31/06
(former President now Secretary)

Patrick Chan                                   550,000                       $.40              3/31/06
(former Chairman and Director)


     (c) Other Compensation. None. No stock appreciation rights or warrants have been granted to management.

     (d) Compensation of Directors.

                            COMPENSATION OF DIRECTORS

                     SUMMARY COMPENSATION TABLE OF DIRECTORS
                   DIRECTOR COMPENSATION FOR LAST FISCAL YEAR
        (Except for compensation of Officers who are also Directors which compensation is listed in Summary Compensation Table of Executives)


Security Grants                                         Cash Compensation
---------------     -------------------------------------------------------------------------------------------------

Name Number of Securities     Annual Retainer Fees    Meeting Fees ($)          Consulting       Number of Shares (#)
Underlying                                                                 Fees/Other Fees ($)     Options/SARs (#)

D. Director                           0                      0                     0                     0
Joseph Tong
(resigned June 2003)

E. Director                           0                      0                   36,919                  0
Ken Kow
(resigned August 2003)

F. Director                           0                      0                     0                     0
Wei Zhang Liu

G. Director                           0                      0                     0                     0
Liang Hong

H. Director                           0                      0                     0                     0
Liang Song Ge

J. Director                           0                      0                     0                     0
Yi Kang Sun



                              EMPLOYMENT AGREEMENT

     The Company has not entered into any employment agreements with its executive officers to date. The Company may enter into employment agreements with them in the future.

                              INDEPENDENT AUDITORS

     The Board of Directors has authorized the firm of Clancy and Co., P.L.L.C. ("Clancy") independent certified public accountants, to serve as independent auditors for the fiscal years ended December 31, 2003 and 2004.

                              STOCKHOLDER PROPOSALS

     On June 15, 2003, the Company entered into an Acquisition Agreement, as amended on August 7, 2003 (the "Agreement"), among itself, Speed One and BK Machinery, whereby the Company agreed to acquire 100% of the issued and outstanding shares of BK, a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on a pre-split basis. Upon execution of the Agreement, the Company issued 17,500,000 shares of common stock (on a pre-split basis) to BK Machinery and BK Machinery tendered all the shares it owned in BK, such shares being 25% of all the issued and outstanding shares of BK, both to be held in escrow pending the delivery of the audit of BK in accordance with GAAP. Pursuant to the Agreement, upon the delivery of the audit in February 2004, the shares tendered by BK Machinery and the shares of common stock issued by the Company were released from the escrow. In addition to the issuance of the 17,500,000 shares of common stock on a pre-split basis, the Company has agreed to issue 25,173,600 shares of common stock on a post-split basis (representing the remaining 75,520,800 shares of common stock on a pre-split basis) upon the completion of a one for three reverse split of all the outstanding shares of common stock of the Company, as approved by a simple majority of the stockholders. The Company has not yet effected the transaction, although the written consent of a majority of the stockholders of the Company was given on September 7, 2004, but intends to do so 20 days after the mailing of the Definitive Information Statement to stockholders. In connection with legal services provided with respect to the above transactions, the Company has agreed that upon stockholder approval of the one for three reverse split, it will issue to Ronald Xie or his nominee in payment of his legal fees for services rendered, the number of shares of common stock equal to 7% of the total number of shares of common stock required to be issued under the Agreement for legal services rendered to the Company in connection with such transactions. Pending completion of the stock for stock transaction, the Company has issued a zero coupon interest free debenture to Ronald Xie convertible into the number of shares of the Company equal to 7% of the total number of shares of common stock required to be issued under the Agreement.

     Upon effectiveness of the stockholder approval, the following persons will beneficially own the number of shares of common stock of the Company set forth below, which they will have received as a result of the BK acquisition.

          Wei Zhang Liu - 14,650,776 shares(1)*
          Liang Hong  - 14,650,776 shares(1)*
          Liang Song Ge - 14,650,776 shares(1)*
          Yi Kang Sun - 10,464,840 shares(1)*
          Ling Sheng Han - 7,674,216 shares(1)*
          Wang Ping - 5,581,248 shares(1)*
          Hong Jun Lu - 2,092,968 shares(1)*

(*) A total of 69,765,600 shares of common stock of the Company.
(1) Through Speed One.

             PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

NOTE: A majority of the stockholders have already consented to these actions, and no further stockholder action is necessary under the Delaware General Corporation Law.

--------------------------------------------------------------------------------

Proposal 1: To authorize the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from fifty million (50,000,000) to five hundred million (500,000,000).

--------------------------------------------------------------------------------

                                   Proposal 1:

     The Company is seeking stockholder approval to authorize the directors of the Company to amend the Certificate of Incorporation so as to increase the authorized number of shares of common stock from fifty million (50,000,000) to five hundred million (500,000,000).

Discussion of Background for Proposed Action

     Pursuant to this Information Statement, you, as stockholders, are informed that the action sought is to increase the number of shares of stock that the Company is authorized to issue to 500 million shares of common stock on post-split basis. Pursuant to the Agreement, 25,173,600 shares of common stock on a post-split basis (representing the remaining 75,520,800 shares of common stock on a pre-split basis) will be indirectly issued to the stockholders of BK through their direct ownership in Speed One, in addition to the 17,500,000 shares already issued to BK Machinery, in order to complete the acquisition of BK by delivering the shares as required under the Agreement. The increase of the authorized share capital is also required for the Company to engage in strategic acquisitions in the automation industry.

     The shares of common stock to be authorized and issued have full voting rights and have no dividend or interest rates, conversion prices, redemption prices, maturity dates, or other matters. There are no preemptive rights regarding the shares of common stock.

     The Company has agreed to issue a total of 75,520,800 shares of its common stock upon receipt of consideration in the form of delivery of the remaining 75% of the issued and outstanding common stock of BK from Speed One. As of the date of this Information Statement, Speed One has not delivered the 75% shares in BK, but it has agreed to deliver those shares to the Company upon approval of this Information Statement by the Securities and Exchange Commission. The financial statements of BK for the periods ended December 31, 2002 and 2003, as audited, and the corresponding MD&A for that period, and the interim financial statements for BK are attached hereto as Exhibits A-1, A-2, and A-3 respectively.

     The shares of common stock of the Company yet to be issued to the stockholders of BK in exchange for the balance of the issued and outstanding shares of BK constitute 75,520,800 shares or 61% of the then to be issued and outstanding shares of common stock of the Company. BK Machinery delivered to the

Company 25% of the outstanding share ownership of BK in exchange for 17,500,000 shares of the Company, which constitutes 35% of the issued and outstanding shares of the Company prior to the final completion of the exchange and will constitute 17.6% after the completion of the exchange. After the completion of the exchange, former stockholders of BK will own 70% of the issued and outstanding shares of the Company.

     The completion by the Company of the share exchange with BK stockholders requires an increase in the number of authorized shares of common stock of the Company and the reverse split, both of which are the subject of this Information Statement. The Company undertakes under the Agreement to seek its stockholders' approval of these two matters as early as practically possible.

     The proposed authorization is necessary to allow additional shares of common stock of the Company to be issued to complete the final step of the share exchange for the acquisition of BK. The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for the pending transaction will allow, in the future, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

          1.   Dilution may occur due to the issuance of additional shares.

          2. Control of the Company by stockholders may change due to new issuances.

          3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

     The Company has presented, in the exhibits indicated below and attached hereto, the following important financial information:

          1. Financial statements meeting the requirements of Regulation S-X, including financial information required by Rule 3-05 (Exhibit A) and Article 11 of Regulation S-X (included herein) with respect to transactions other than that pursuant to which action is to be taken as described in this proxy statement;

          2.   Item 302 of Regulation S-K, supplementary financial information
               (none);

          3. Item 303 of Regulation S-K, management's discussion and analysis of financial condition and results of operations (Exhibit B);

Changes in and Disagreements with Accountants on Accounting and Financial Disclosures
-------------------------------------------------------------------------

     Effective March 18, 2004, Amisano Hanson, Chartered Accountants ("Amisano Hanson") resigned as the principal accountant engaged to audit the financial statements of the Company. Amisano Hanson performed the audit for the periods ended December 31, 2002 and 2001 and the subsequent interim period prior to their resignation. There were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Amisano Hanson would have caused Amisano Hanson to make reference to this subject matter of the disagreements in connection with its report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The Company requested Amisano Hanson to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated March 19, 2004, was attached and filed with the Form 8-K, which is incorporated herein by reference.

     On March 18, 2004, the Company engaged Clancy to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Clancy. with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

Quantitative and Qualitative Disclosures about Market Risk
----------------------------------------------------------

     Market risk is the potential economic loss that may result from adverse changes in the fair value of financial instruments. As of June 30, 2004, the Company held 215,600 shares of Tanganyika Oil Company Ltd. as securities held for sale. The Company has recorded $1,098,691 in unrealized gains under other comprehensive income, which is included in the stockholders' equity section of the balance sheet.

     Except from holding the securities held for sale, the Company does not hold any derivatives or other investments that are subject to market risk. The carrying values of any financial instruments, approximate fair value as of those dates because of the relatively short-term maturity of these instruments which eliminates any potential market risk associated with such instruments.

Accountants Attendance at Annual Meeting
----------------------------------------

     Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

          a.   Are not expected to be present at the security holder's meeting;

          b. Will have the opportunity to make a statement if they attend and desire to do so; and

          c. Are not expected to be available to respond to appropriate questions.

     Schedule 14A requires the following information to be provided to stockholders:

     As to the proposed BK transaction, stockholders are advised:

          1. No securities are being registered under the Securities Act of 1933.

          2.   No cash is being offered to any security holder.

          3. No voting is being conducted by the security holders of the target company, BK.

          4. Only the security holders of the Company are voting on the proposals.

          5. Summary Term Sheet: The stock for stock transaction will be completed by the Company upon the issuance of the remaining 75,520,800 shares of common stock of the Company. The Company has completed the share exchange with BK Machinery for 25% of the shares in BK with the issuance of 17,500,000 shares of common stock. The issuance of the additional 75,520,800 required to complete the stock for stock transaction, is subject to approval of a reverse split which has been authorized by the stockholders.

          Contact Information: Drucker, Inc. Suite 916, Cathedral Place, 925 West Georgia Street Vancouver, BC, Canada V6C 3L2 Attention: Ronald Xie Telephone: (604) 688-6999.

ORGANIZATIONAL HISTORY OF BK

     BK, based in Beijing, is a company incorporated and organized under the laws of the People's Republic of China. It was previously owned by BK Machinery (25%), a Chinese company fully owned by USTB, and certain individual stockholders (75%). In 2003, all the individual stockholders of BK incorporated a holding company, Speed One, a BVI company, as the vehicle for holding their stock of BK, and transferred all their shares in BK into Speed One. BK received Chinese government approval in May 2003 to re-register BK as a Chinese-Foreign joint venture company. BK was re-registered into a Chinese-foreign joint venture company in July 2003 in accordance with the Chinese company law and foreign investment legislation.

     The Chinese law requires that a company have a specific business scope and that its business and operations be limited to that scope, which scope shall be specified in its business license. Prior to the re-registration in 2003, BK's licensed business scope was:

          "Technology development and transfer, consulting, service, and training; sales of computers and related equipment, industrial automation equipment, machinery and electrical equipment, electronic parts and components, medical apparatus, chemical and metallurgical materials, construction materials and developed products; contracting and accept orders for computer network projects (excluding projects not specifically authorized)."

     A new business license was issued to BK upon its re-registration in July 2003, which revised BK's business scope as follows:

          "Development and manufacture of industrial automation control and testing systems, parts and components; technical consulting, service, installation and repair of products of its own; sale of own products (among which, "production of industrial automation control, testing systems, and parts and components" is subject to specific approvals)."

All such approvals referred to in BK's new license had been received and or obtained subsequent to its re-registration.

     The Company plans to cause BK to be re-registered as its wholly owned subsidiary in accordance with Chinese laws and regulations upon completion of the share exchange, which registration is subject to government approval. The Company has been advised by Tianzhong law office of Beijing, China, the Company's independent Chinese legal counsel that, upon removal of the contingencies and completion of the stock for stock transaction, the Company will be in a position to cause BK to apply for Chinese government approval to re-register BK as a "Wholly Foreign Owned Enterprise", or WFOE, as defined by Chinese law. The application will be made through BK pursuant to Chinese regulations because according to legal advice received from the Company's independent Chinese legal counsel, BK's existing business is among the industrial sectors in which the Chinese government and laws specifically encourage foreign investment, the transaction contemplated in the Acquisition Agreement complies with applicable Chinese laws and regulations and Chinese government approval is expected to be received in the ordinary course. A Chinese government approval is valid for 30 days and becomes invalid thereafter. Therefore, within 30 days of approval, BK must apply to Beijing Administration of Industry and Commerce as a WFOE and acquire a new business license.

     The re-registration is required for and will entitle the Company to full legal protection under the Chinese laws and regulations with respect to its legal rights and interest as the sole foreign legal owner of BK, and will enable the Company to repatriate from China dividends distributed from BK, other lawful income and funds received after the liquidation of BK. The Company understands that there is no guarantee that an approval for re-registration will be granted by the Chinese government. The re-registration, which will convert BK into a WFOE from its current status as a Chinese-foreign joint venture, may cause further restrictions to be attached to BK's new business scope, in which case BK will be required to seek renewal or extension of its existing approvals and qualifications required to be maintained in order to continue its existing business in the production of industrial automation control, testing systems and parts and components. Although the Company expects BK to be able to maintain all its approvals and qualifications regarding BK's business scope subsequent to BK's re-registration, there is no guarantee that any of these approvals and qualifications will be renewed, extended or otherwise maintained. The Chinese laws specifically provide that no government approval of an application for re-registration shall be granted if the subject transaction is, in the opinion of the approval authorities, considered:

     (1)  detrimental to China's national sovereignty or social public interest;
     (2)  harmful to China's national security;
     (3)  in violation of Chinese laws and regulations;
     (4) incompatible with the requirements of China's national economic development; or
     (5)  possible to cause environmental pollution.

BUSINESS CONDUCTED BY BK

     BK manufactures and distributes industrial automation products in China, with an emphasis on the production of controls for the steel industry. BK's technology is used to control a variety of processes, including continuous casting, hot rolling, and wire rolling. The company focuses on the design and manufacture of complete integrated system solutions for industrial automation and control, and over the past decades has developed a particular specialization in systems to control the production of hot rolled steel. BK is also a distributor within China of electronic components used in a variety of automation applications, including inverters (manufactured by Japan's Yaskawa Electric Corporation ("Yaskawa")) and servo and numerical control products (developed and manufactured by BK).

     BK holds an estimated 70% share of the Chinese market for integrated system solutions in small and medium size hot rolling mills, those mills producing less than five million tons of steel per year, with one of its competitors, Beijing AriTime Intelligent Control Co., Ltd. ("Beijing AriTime") serving the remaining 30%. BK identifies Beijing AriTime as its most serious Chinese competitor in integrated systems solutions in the hot rolling mill industry.

     BK is also competing aggressively for larger projects. Approximately 80% of the large mills in China purchase their automation systems from international electronic companies, principally Siemens, GE and Mitsubishi. The products made by these companies offer higher technical standards than those of BK, but for three times as much. The local staff resources that BK can provide to customers are a competitive advantage. Foreign competitors have limited expertise available to support Chinese customers, but BK provides service to customers using staff from the company's research and development and engineering departments who are familiar with the Company's products. BK also holds an approximately 75% share of the domestic market (15% of the overall market) for large mills, those producing more than five million tons of steel per year.

     Integrated automation systems remain BK's largest product line, accounting for approximately 65% of sales over 2001-2003 through the end of the first half of 2004. During this period, the resale of Yaskawa inverters has generated about 30% of its revenue, with the remaining 5% coming from the sale of servo and other products manufactured by BK.

     BK benefits from its long term relationship with Japan's Yaskawa, which provides the components used in the Company's systems. The Company also distributed Yaskawa's products in China, generating additional revenue and improving market access for BK's servo and numerical control products. USTB has strong ties to BK as one of the Company's co-founders. Most of BK's top managers are alumni and/or former members of the University's faculty and staff.

     BK's manufacturing and research and development facilities are located in Zhong-Guan-Cun Hi-tech Zone, the so-called "Silicon Valley" in Beijing, China. The company was awarded ISO 9001:2000 certification from the Geneva-based International Standards Organization. ISO certification means that an independent auditor, after an on-site, multi-day intensive investigation verified that a company's processes that influence quality conform to what the international experts consider essential. Companies which successfully meet the International Standard Organization's standards are well recognized in terms of quality, control and proper operation. A review is conducted annually in order for a company to maintain its certification. In addition, as a high-tech company it was entitled to various government incentives and preferential treatments including full exemption from PRC income tax for 3 years effective from April 1, 1998, followed by a 50% reduction for the next three years in accordance with the relevant tax rules and regulations. The tax exemption and reduction periods have expired for BK and renewal or extension is subject to approval. In the opinion of our independent Chinese legal counsel, the acquisition of BK makes it possible for BK to apply for new exemptions and reductions based on China's foreign investment and tax regulations. However, the grant of these treatments to BK is subject to the discretionary authority of relevant government authorities and there is no guarantee that they will be granted.

     BK has over 150 employees at its main manufacturing facilities and research and development center in Beijing. More than 60% of its employees are experienced technical and engineering personnel. As a leader in the automation engineering industry in China, BK has participated in certain projects in a joint venture with the Institute of Industrial Robots, Automation and Engineering of USTB where BK has recruited some of its core technical and research engineering teams. BK has maintained an established and sustained business relationship with OEM suppliers including AVTRON (US), SIEI (Italy), Siemens (Germany), GE-FANUC (US), Yaskawa (Japan) and Omron (Japan). BK is also a distribution agent in China for Yaskawa products including robotics information and other control products. It also acts as an authorized value-added reseller for GE-FANUC and SIEI.

     The company's industrial automation systems utilize a variety of electronic components, including inverters, servos, and numerical controllers. BK purchases much of its equipment from Yaskawa and in 1997 the company formed Beijing Yaskawa Beike Automation Engineering Company, Ltd. to distribute Yaskawa's inverter products in China. This entity is no longer in operation, but BK remains a Yaskawa distributor in China. BK also has begun to manufacture some servo and numerical control products, and now sells these products in China as a third line of business.

TERMS OF TRANSACTION

     On June 15, 2003, the Company entered into an Acquisition Agreement, as amended on August 7, 2003 (the "Agreement") among itself, Speed One and BK Machinery, whereby the Company agreed to acquire 100% of the issued and outstanding shares of BK, a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on a pre-split basis. Upon execution of the Agreement, the Company issued to BK Machinery 17,500,000 shares of common stock (on a pre-split basis) and BK Machinery tendered all the shares it owned in BK, such shares being 25% of all the issued and outstanding shares of BK, both to be held in escrow pending the delivery of the audit of BK for the two years prior to the 2003 fiscal year in accordance with GAAP, which audits have been received by the Company. Upon the delivery of the audit in February 2004, the shares tendered by BK Machinery and the shares of common stock issued by the Company were released from the escrow. In addition to the issuance of the 17,500,000 shares of common stock on a pre-split basis, the Company has agreed to issue 25,173,600 shares of common stock on a post-split basis (representing the remaining 75,520,800 shares of common stock on a pre-split basis) upon the completion of a one for three reverse split of all the issued and outstanding shares of common stock, warrants and options of the Company, as approved by a simple majority of the stockholders. The Company has not yet effected the transaction, although the written consent of a majority of the stockholders was given on September 7, 2004, but intends to do so 20 days after the mailing of the Definitive Information Statement to stockholders of record. In connection with legal services provided with respect to the above transactions, the Company has agreed that upon stockholder approval of the one for three reverse split, it will issue to Ronald Xie or his nominee in payment of his legal fees for services rendered, the number of shares of common stock equal to 7% of the total number of shares of common stock required to be issued under the Agreement for legal services rendered to the Company in connection with such transactions. Pending completion of the stock for stock transaction, the Company has issued a zero coupon interest free debenture to Ronald Xie convertible into the number of shares of the Company equal to 7% of the total number of shares of common stock required to be issued under the Agreement.

     Regulatory Approvals: No federal or state regulatory approvals are required for the transaction.

     Reports, Opinions, or Appraisals: No reports, opinions, or appraisals have been received from any outside party.

     Past Contracts or Negotiations: There have been no contracts or negotiations by parties to the transaction or their affiliates during the period for which financial statements are presented.

OPERATIONS DURING THE TRANSITIONAL PERIOD PENDING COMPLETION OF TRANSACTION

     During the quarter ended June 30, 2004, the Company began to consolidate its operations in North America into its principal office at 916-925 West Georgia Street, Vancouver, BC Canada V6C 3L2. The Company will close down all other previous businesses and administrative offices in Canada in order to improve operating efficiency, reduce operating expenses and provide a market presence. The Company expects that the benefits from this arrangement will be reflected in the subsequent quarters. The Company has established a transition team in Beijing, China for the purpose of monitoring and integrating BK into its own operations pending the completion of the transaction. In association with outside business and financing professionals and consultants, the Company is in the process of preparing and developing comprehensive strategic business development plans, including plans for both domestic and international marketing and distribution of existing BK products and for expansion of the product offering to meet international business opportunities.

     The Company has no employees. As a result, the Company has outsourced all its activities. The Company has relied on the contracted and prepaid services of its directors, officers, and outside consultants, legal and other professional personnel and clerical/supporting staff. During the period ended June 30, 2004, the Company had no operations other than those in connection with the acquisition of BK. The Company continued and maintained three offices in Vancouver and has started consolidating all its North American operations into its principal business office at 916-925 West Georgia Street, Vancouver, Canada, in anticipation that all its future operations in North America will be consolidated into this office upon completion of the transaction and the two other offices will be closed down and their operations integrated into the new office, in order to create and increase the Company's corporate image and market presence consistent with and improve the corporate profile of the Company as a leading automation control company in China following the anticipated completion of its acquisition of BK. In addition to the Vancouver operations, the Company established and maintained a transitional team and temporary business office in Beijing, China to ensure the integration of BK in business, operation and regulatory compliance. The transitional team, supported by a small clerical staff, reported directly to the Company management and works with BK's management and monitors BK's business and financial affairs. The Company expects that these operations will continue pending the completion of the transaction. This may change after the Company completes its BK acquisition and after it is able to establish an integrated and unified management system with BK. During the three month period ended on June 30, 2004, the Company engaged consultants, business, and professional, legal and financial personnel, both in China and North America, to advise the Company in connection with the implications in Chinese taxation and maintenance of industrial license and qualifications of BK as a result of the acquisition, plans to enhance technology content and sophistication for BK's existing products and development of new product lines, business and international marketing plans in anticipation of worldwide competition with well established international competitors in upgraded products market, and plans for financing and capital investment to consolidate the existing domestic market share and develop and expand an international market for BK's products. The Company engaged legal counsel in China and the US for legal advice to ensure compliance with respective regulatory requirements throughout the transition period. Because the Company had no employees for the period ended on June 30, 2004, it had to outsource all its activities and operations. The Company expects that the requirements for services from external consultants, business and other advisers and supporting staff will decrease once the acquisition is completed. As a result, the costs and expenses associated with outsourcing of its activities and operations during the transitional period will also decrease. This may change, however, if the Company has to embark on new projects in the future, after the completion of the acquisition. The Company is also consolidating its North American business operations as discussed. The Company expects that the long term benefit will show in following quarters.

     Information as to the acquiring company:

SELECTED FINANCIAL DATA


DRUCKER, INC.                                          2003           2002           2001           2000           1999
-------------                                          ----           ----           ----           ----           ----
Net sales                                           $        -      $       -       $      -       $        -     $        -
Income (loss) from continuing operations               899,988       (152,162)        (230,940)      (216,099)      (620,511)
Income (loss) from continuing operations per
common share                                              0.03         (0.00)            (0.01)         (0.01)         (0.02)
Total assets                                         4,351,417        704,100        1,323,747      3,985,812      3,493,956
Long-term obligations and redeemable preferred
stock                                                      n/a            n/a              n/a            n/a            n/a
Cash dividends declared per share                          n/a            n/a              n/a            n/a            n/a


Note: During 2002, the Company disposed of its subsidiary, Drucker Petroleum, Inc., which was in the business of acquiring, exploring and evaluating oil and gas properties. The captions "Net Sales", "Income (loss) from continuing operations" and "Income (loss) from continuing operation per common share" presented above do not include the original figures from previous filings as certain of those figures have been re-grouped and presented as "Discontinued operations" in accordance with generally accepted accounting principles in the United States of America.

PRO FORMA SELECTED FINANCIAL DATA


CONSOLIDATED ENTITY                                    2003           2002           2001           2000           1999
-------------------                                    ----           ----           ----           ----           ----
Net sales                                          $  16,764,354  $  12,711,920  $   7,809,557  $   4,475,826  $    4,547,156
Operating income before income taxes                   5,940,348      4,162,792      2,014,832         24,712        (534,321)
Operating income from continuing operations
per common share                                   $        0.13  $        0.09  $        0.05  $        0.00  $        (0.01)
Total assets                                          20,027,428      9,048,596      5,574,920      4,415,350      4,295,590
Long-term obligations and redeemable
preferred stock                                              n/a            n/a            n/a            n/a            n/a
Cash dividends declared per share                            n/a            n/a            n/a            n/a            n/a


Note: Pro forma selected financial data assumes the merge was completed as of the earliest period presented.


                                                          (HISTORICAL)
PRO FORMA INFORMATION                                     JUNE 30, 2004                           PROFORMA
                                                    --------------------------                  ------------
                                                      Drucker          BK
Book value per share                                $      0.47            N/A                  $      0.31
Cash dividends declared per share                           N/A            N/A                          N/A
Income (loss) per share from continuing
operations                                          $     (0.03)           N/A                  $     (0.00)



Pro Forma Financial Information


Introductory paragraph:
-----------------------


The following pro forma financial results shows the historical financial statements of Drucker Inc. ("Drucker") and Beijing Beike-Masic Automation Engineering Company Limited ("BK") for the six months ended June 30, 2004, adjusted to assume that the reverse acquisition of BK by Drucker has been completed at the beginning of the period.


By an agreement dated June 15, 2003, Drucker and BK entered into an acquisition agreement. Drucker agreed to acquire 100% of BK through issuance of 17,500,000 pre-consolidation shares, carry out a 3 for 1 reverse stock split and then issue 25,173,600 post-consolidation shares to the stockholders of BK. Drucker has to issue 2,170,485 post-consolidation common shares as legal fees for the transaction.


Assumptions:
1. The reverse acquisition occurred on the first day of the period.
2. Stockholders of Drucker have approved the 3 for 1 stock split.
3. Drucker has issued 25,173,600 post-consolidated common shares in exchange for the remaining outstanding shares of BK.
4. Drucker has issued 2,170,485 post-consolidated common shares as legal fees for the reverse acquisition transaction.

                                                                                                                   PRO FORMA
PRO-FORMA CONSOLIDATED BALANCE SHEET                                                    PRO-FORMA                 CONSOLIDATED
  AS OF JUNE 30, 2004                           DRUCKER INC.            BK             ADJUSTMENTS     NOTE      BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                                (UNAUDITED)        (UNAUDITED)
ASSETS
------
Current Assets
   Cash and cash equivalents                    $   875,458       $ 1,347,438         $         -                $ 2,222,896
   Trade receivables, net                                -          4,269,380                   -                  4,269,380
   Inventories                                           -          6,860,469                   -                  6,860,469
   Deposits and prepayments                          55,529         3,222,982                   -                  3,278,511
   Due from related party                            33,221                 -                   -                     33,221
   Other receivables                                      -           639,760                   -                    639,760
   Income tax recoverable                                 -           252,154                   -                    252,154
                                                -----------       -----------         -----------                -----------
Total Current Assets                                964,208        16,592,183                   -                 17,556,391

Investment - at equity                            2,821,967                 -          (2,821,967)     1                   -
Fixed assets, net                                    24,095         1,209,508                   -                  1,233,603
Construction in progress                                  -                 -                   -                          -
Due from related parties                            114,365                 -                   -                    114,365
Securities - available for sale                   1,166,145                 -                   -                  1,166,145
Deferred tax assets                                      -              6,053                   -                     6,053
                                                -----------       -----------         -----------                -----------
Total Assets                                    $ 5,090,780       $17,807,744         $ (2,821,967)              $20,076,557
                                                ===========       ===========         ============               ===========
LIABILITIES
-----------

Current Liabilities
   Accounts payable and accrued
liabilities                                     $    35,806       $ 3,189,294         $         -                $ 3,225,100
   Customer deposits                                      -         3,238,967                   -                  3,238,967
   Short term loan                                        -                 -                   -                          -
   Dividend payable                                       -            90,645                   -                     90,645
                                                -----------       -----------         -----------                -----------
Total Current Liabilities                            35,806         6,518,906                   -                  6,554,712

STOCKHOLDERS' EQUITY
--------------------

Capital stock                                   $    49,615       $   151,250         $   (17,500)     1         $    44,003
                                                                                         (139,362)     2
Additional paid-in capital                        9,615,253                 -          (2,771,450)     1           1,603,200
                                                                                          139,362      2
                                                                                       (5,373,545)     3
                                                                                           (6,420)     3
Retained earnings (Deficit)                      (5,702,165)       11,150,384             (33,017)     1          10,788,747
                                                                                        5,373,545      3
Accumulated other comprehensive income            1,092,271           (12,796)              6,420      3           1,085,895
                                                -----------       -----------         -----------                -----------
                                                  5,054,974        11,288,838          (2,821,967)                13,521,845
                                                -----------       -----------         -----------                -----------
Total   Liabilities and Stockholders'
Equity                                          $ 5,090,780       $17,807,744         $(2,821,967)               $20,076,557
                                                ===========       ===========         ============               ===========

NOTES:
1. To eliminate the investment in BK and the share of post-acquisition profit for the six months ended June 30, 2004.
2. To record the issuance of 25,173,600 post-consolidation shares of Drucker in exchange of the remaining 75% of outstanding shares of BK.
3. Elimination adjustments upon incorporation of assets.



                                                                                                                   PRO FORMA
CONSOLIDATED PRO-FORMA STATEMENT OF                                                                               CONSOLIDATED
  OPERATIONS  FOR SIX MONTHS ENDED                                                      PRO-FORMA                 STATEMENT OF
  JUNE 30, 2004                                 DRUCKER INC.            BK             ADJUSTMENTS      NOTE       OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                (UNAUDITED)        (UNAUDITED)
NET SALES                                       $         -       $ 8,638,690                                    $ 8,638,690
Cost of sales                                             -         7,748,162                                      7,748,162
                                                -----------       -----------                                    -----------
GROSS PROFIT                                              -           890,528                                        890,528
Selling, general and administrative               1,738,913           664,818                                      2,403,731
                                                -----------       -----------                                    -----------
OPERATING INCOME                                 (1,738,913)          225,710                                     (1,513,203)
Other income                                      1,344,259                 -                                      1,344,259
Equity income                                        33,017                 -             (33,017)     1                   -
                                                -----------       -----------                                    -----------
INCOME BEFORE INCOME TAXES                         (361,637)          225,710                                       (168,944)
Income taxes                                              -            37,262                                         37,262
NET INCOME (loss)                               $  (361,637)      $   188,448                                    $  (206,206)
                                                ===========       ===========                                    ===========

BASIC AND DILUTED LOSS PER SHARE                $     (0.03)              N/A                                    $     (0.00)
                                                ===========       ===========                                    ===========

                                                                                                                   PRO-FORMA
CONSOLIDATED PRO-FORMA STATEMENT OF                                                                                 CONSOLIDATED
  INCOME FOR TWELVE MONTHS ENDED                                                        PRO-FORMA                 STATEMENT OF
  DECEMBER 31, 2003                             DRUCKER INC.            BK             ADJUSTMENTS      NOTE         INCOME
----------------------------------------------------------------------------------------------------------------------------------
                                                 (AUDITED)          (AUDITED)
NET SALES                                       $         -       $16,764,354                                    $16,764,354
Cost of sales                                             -        10,958,561                                     10,958,561
                                                -----------       -----------                                    -----------
GROSS PROFIT                                              -         5,805,793                                      5,805,793
Selling, general and administrative                 471,552           798,893                                      1,270,445
                                                -----------       -----------                                    -----------
OPERATING INCOME                                   (471,552)        5,006,900                                      4,535,348
Other income                                      1,371,540            33,460                                      1,405,000
                                                -----------       -----------                                    -----------
INCOME BEFORE INCOME TAXES                          899,988         5,040,360                                      5,940,348
Income taxes                                              -           374,360                                        374,360
                                                -----------       -----------                                    -----------
NET INCOME                                      $   899,988       $ 4,666,000                                    $ 5,565,988
                                                ===========       ===========                                    ===========

BASIC AND DILUTED EARNINGS PER SHARE            $      0.08               N/A                                    $      0.13
                                                ===========       ===========                                    ===========


TOTAL ISSUED AND OUTSTANDING SHARES OF DRUCKER UPON COMPLETION OF THE REVERSE ACQUISITION
-----------------------------------------------------------------------------------------

Issued and outstanding shares as at June 30, 2004                                             49,976,250
3 for 1 reverse stock split                                                                  (33,317,500)
-     -                                                                                      -----------
                                                                                              16,658,750
Shares to the remaining BK stockholders upon acquisition of BK                                25,173,600
Shares for the legal fees in relation to the acquisition of BK                                 2,170,485
                                                                                             -----------
Total issued and outstanding shares upon completion of acquisition                            44,002,835
                                                                                             ===========



     The Company has elected to deliver this Information Statement together with a copy of its latest Form 10-KSB pursuant to Section 13a of the Exchange Act, which, at the time of original preparation, met the requirements of either Rule 14a-3 or Rule 14c-3.

     The 10-QSB for the period ended June 30, 2004 is attached hereto in its entirety and incorporated herein.

     The Board believes that amending its Certificate of Incorporation in order to increase the number of authorized shares of common stock is in the best interest of the corporation because its acquisition of BK pursuant to the Agreement cannot be completed without the authorization of additional shares of common stock since the Company has issued nearly all of its authorized shares and 75,520,800 shares of common stock are yet due. Without the authorization of additional shares of common stock, the Company cannot fulfill its obligations under the Agreement or satisfy its substantial need for more operating capital through the issuance of additional shares of common stock.

     As a result of the BK transaction, Messrs Liu Wei Zhang, Engineer; Liang Hong, Engineer; Ge Liang Song, Senior Engineer; Sun Yi Kang, Professor; Ronald Xie, Lawyer; and Nick Ringma, Businessman, have been appointed to the Board; and Messrs. Patrick Chan (Chairman), Ernest Cheung, Ken Kow and Joseph Tong have resigned from the Board. Mr. Gerald Runolfson has resigned as President and Mr. Ronald Xie has been appointed as President of the Company. Mr. Gerald Runolfson has been appointed Secretary of the Company replacing Mr. Ernest Cheung. Subsequent to the execution of the Agreement, Mr. Liu Wei Zhang has been elected as Chairman of the Board.

     Information as to the acquired company:

     BK was not quoted, traded, or listed on any market system, and was a privately held company for its entire history.

SELECTED FINANCIAL DATA


BK                                                       2003           2002           2001           2000           1999
--                                                       ----           ----           ----           ----           ----

Net sales                                          $  16,764,354  $  12,711,920  $   7,809,557  $   4,475,826  $    4,547,156
Operating income before income taxes                   5,040,360      4,314,954      2,245,772        240,811         86,190
Operating  income from continuing operations
per common share                                             n/a            n/a            n/a            n/a            n/a
Total assets                                          15,676,011      8,344,496      4,251,173        429,538        801,634
Long-term obligations and redeemable preferred
stock                                                        n/a            n/a            n/a            n/a            n/a
Cash dividends declared per share                            n/a            n/a            n/a            n/a            n/a


Note: The metal industry in China has seen tremendous growth since 2001. BK's registered stockholders have developed a customer network within the metal industry enabling them to obtain higher customers' confidence and better consumer perception than perhaps others just joining the industry. BK has captured a considerable market share in providing automation control system to the manufacturing industry, especially the metal industry, which has seen considerable growth due to increased demand of metal material for infrastructure in Mainland China. The Company has been successful in obtaining an increased number of larger orders of automation system, which requires high technology and expertise. The industry has a high entry barrier as there are not many companies which are capable of providing similar automation products.

Operating income and total assets are directly affected by the Company's growth. The Company has invested heavily in its manufacturing facilities since 2001. Selling, general and administrative expenses have increased as a result of the Company's growth, but operating income as a percentage of sales has been relatively stable since 2001. Increased costs to support operations mainly consist of increases in staff salaries and related welfare costs due to the increase in the number of employees, utilities and other indirect operating costs.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Introduction
------------

     Management's discussion and analysis of results of operations and financial condition ("MD&A") is provided as a supplement to the accompanying financial statements and footnotes to help provide an understanding of Beijing Beike-Masic Automotive Engineering Company Ltd.'s (the "Company" or "BK") financial condition, changes in financial condition and results of operations. The MD&A is organized as follows:

     o Caution concerning forward-looking statements and risk factors. This section discusses how certain forward-looking statements made by the Company throughout the MD&A and in the financial statements are based on our present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.
     o Overview. This section provides a general description of the Company's business, as well as recent developments that we believe are important in understanding the results of operations and to anticipate future trends in those operations.
     o Results of operations. This section provides an analysis of our results of operations for the three and six months ended June 30, 2004 compared to the same period in 2003. A brief description is provided of transactions and events that impact the comparability of the results being analyzed.
     o Liquidity and capital resources. This section provides an analysis of our financial condition and cash flows as of June 30, 2004.
     o Critical accounting policies. This section provides an analysis of the significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.

Caution Concerning Forward-Looking Statements/Risk Factors
----------------------------------------------------------

     The following discussion should be read in conjunction with the Company's financial statements and the notes thereto and the other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words "believes," "anticipates," "expects," and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected due to a number of factors beyond our control. The Company does not undertake to publicly update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. You are also urged to carefully review and consider our discussions regarding the various factors, which affect our business, included in this section and elsewhere in this report.

     Factors that might cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements include, among other things: (i) the impact of competitive products;
(ii) changes in law and regulations; (iii) adequacy and availability of insurance coverage; (iv) limitations on future financing; (v) increases in the cost of borrowings and unavailability of debt or equity capital; (vi) the effect of adverse publicity regarding our products; (vii) the inability of the Company to gain and/or hold market share; (viii) exposure to and expense of resolving and defending product liability claims and other litigation; (ix) consumer acceptance of the Company's products; (x) managing and maintaining growth; (xi) customer demands; (xii) market and industry conditions including pricing, demand for products, levels of trade inventories and raw materials availability, (xiii) the success of product development and new product introductions into the marketplace; (xiv) slow or negative growth in the our industry; (xv) the departure of key members of management; (xvi) the ability of the Company to efficiently manufacture its products; as well as other risks and uncertainties not described above.

Overview
--------

     Business Description. BK is a major Chinese provider of industrial system solutions for automation and control. We are specialized and experienced in developing, manufacturing, distributing and integrating system solutions and automation control products to top industrial enterprises such as steel companies, machinery manufacturing companies and public utilities in China. The manufacturing and R & D facilities are located in Zhong-Guan-Cun Hi-tech Zone, the so-called "Silicon Valley" in Beijing, China. We have received ISO 9001:2000 certification from the Geneva-based International Standards Organization for our quality management system, which means than an independent auditor, after an on-site, multi-day intensive investigation verified that the processes that influence quality conform to what the international experts consider essential. Companies which successfully meet the International Standard Organization's standards are well recognized in terms of quality control and proper operation. A review is conducted annually in order for a company to maintain its certification.

     As a high-tech company, we are entitled to various government incentives, tax and other preferential treatments including full exemption from PRC income tax for 3 years effective from April 1, 1998, followed by a 50 percent reduction for the next three years in accordance with the relevant tax rules and regulations. We have over 150 employees at our main manufacturing facilities and R & D center in Beijing. More than 60% of the employees are experienced technical and engineering personnel. As a leader in automation engineering, we have participated in many joint projects with the Institute of Industrial Robots, Automation and Engineering of the University of Science and Technology Beijing, where BK has recruited some of its core technical and research engineering teams. We have maintained an established and sustained business relationship with OEM suppliers including AVTRON (US), SIEI (Italy), Siemens (Germany), GE-FANUC (US), Yaskawa (Japan) and Omron (Japan). We are also a distribution agent in China for Yaskawa products including robotics information and other control products. We also act as authorized value-added reseller for GE-FANUC and SIEI.

     Future Operations. The success of our future operations will depend to a great extent on the operations, financial condition, and management of the Company. We intend to expand our position in the industrial automation and control markets, specifically, our strategy continues to be to: (i) develop new brands and product line extensions, as well as new products, through our commitment to research and development; (ii) continue the growth of our balanced distribution network; (iii) build our execution skills through new operations processes and decision support systems; and (iv) achieve cost superiority through formal productivity benchmarking and continuous improvement programs. We believe that our history and reputation in the field, multiple distribution channels, broad portfolio of products and packaging and distribution capabilities position us to be a long-term competitor in the industrial system solutions for automation and control industry.

Results Of Operations
---------------------

     Please refer to the financial statements, which are a part of this report, for further information regarding the results of operations of the Company:

            THREE AND SIX MONTHS ENDED JUNE 30, 2004 COMPARED TO 2003

     Revenues. We had net sales of $5,421,123 and $8,638,690 for the three and six months ended June 30, 2004, an increase of 31.5% and 15.2%, respectively, compared to the same periods in 2003. As we dominate a large proportion of the industrial automation and control market, our sales have increased over the last four years, initially at exponential levels, then increasing at a decreasing rate. The current period increase results from overall increased demand in the metal industry in China. As more competitors enter into the marketplace, we expect our sales to stabilize.

     Costs of Sales. Cost of sales increased to $5,024,849 and $7,748,162 for the three and six months ended June 30, 2004, an increase of 102% and 88%, respectively, compared to the same periods in 2003. Gross profit margins decreased to approximately 7% and 10%, respectively, from approximately 40% and 45%, respectively, in 2003. The Company's profit margins have decreased significantly due to increases in costs of sales because we have hired approximately 50 new staff, which include related staff benefit costs, as we anticipate an increasing number of larger sales orders of automation systems, which requires high technology and expertise. The additional staff was hired for the purpose of business development and is expected to help increase our sales turnover. Additionally, unfavorable exchange rates increased the cost of some of the materials that were purchased from other countries. We anticipate the impact of exchange rate fluctuations to be reduced as the exchange rates stabilize by the end of 2004 or early 2005. If the exchange rate does not stabilize, then we expect to request from vendors reductions in sales prices for the purchase of materials or increase the selling price of our products.

     Selling, General and Administrative Expenses (SGA). SGA increased approximately $57,000 and $170,000 for the three and six months ended June 30, 2004 compared to the same periods in 2003. Primary forces driving the increases were increases in salaries and related welfare costs, travel and entertainment, and telecommunication expenses.

     Provision for Income Taxes. Provision for income taxes increased as a result of increase in taxable profit. The Company's was able to take advantage of a reduced tax rate for high technology industries, which expired at the end of 2003. The tax rate increased to 15% in 2004 from 7.5% in 2003 and prior.

Liquidity and Capital Resources
-------------------------------

Current Financial Condition

     Working capital at June 30, 2004 was approximately $10 million versus $9.9 million at December 31, 2003. Cash increased by approximately $700,000 offset by increases in inventories and trade payables, and deposits and prepayments as the Company's operations continue to expand. We finance our inventory and accounts receivable through cash generated by operating activities and cash held in bank, which management believes is sufficient to fund its capital and liquidity needs for the next twelve months.

CASH FLOWS

     Operating Activities. Net cash flows provided by (used in) operating activities for the six months ended June 30, 2004 of $785,753 (2003: ($406,247)) consisted of changes in working capital accounts of approximately $523,314 (2003: ($3,112,924) offset by net income of $188,448 (2003: $2,669,050) and non-cash charges of approximately $73,991 (2003: $37,627.)

     Investing Activities. Net cash flows used in investing activities for both periods presented consisted of purchases of fixed assets. The Company has been and is aware that it will need to invest significant funds into its manufacturing facilities if it expects to continue to perform, at a minimum, at current levels of production.

Concentration of Credit Risk

     Sales. We have two customers that each account for over 10% of the Company's revenues for both periods presented. In the event we were to lose these accounts, we anticipate that we would be able to replace these accounts with other large accounts. We do not believe the loss of the account would have a material negative impact on sales.

     Competition. The Company's future revenues are dependent heavily on the Company's ability to obtain larger sales orders from large manufacturing companies. The requirement of such machinery depends on the economic growth of Mainland China, which is related to the demand of steel materials in various construction projects. Additionally, other competitors that exert pressure on the pricing of the Company affect the Company's future operations.

     Liquidity Resources. Our future funding requirements will depend on numerous factors, some of which are beyond our control. These factors include our ability to operate profitably, our ability to recruit and train management and personnel, and our ability to compete with other, better capitalized and more established competitors who offer alternative or similar products. We believe that, given our positive working capital position, we can satisfy our cash requirements over the next twelve months from operations if we continue to operate at a profit. Our capital resources and liquidity are expected to be provided by our cash flow from operations.

     The Company expects to continue to purchase equipment and hire new employees as is commensurate with the growth of the business. In addition, we will continue to invest time and effort in research for product development.

Critical Accounting Policies
----------------------------

     Our discussion and analysis or plan of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to bad debts, inventories, intangible assets, income taxes and contingencies. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

     We believe the following critical accounting policies reflect our more significant estimates and assumptions used in the preparation of our financial statements:

Allowance For Doubtful Accounts

     We evaluate the collectibility of our trade receivables based on a combination of factors. We regularly analyze our significant customer accounts, and, when we become aware of a specific customer's inability to meet its financial obligations to us, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position, we record a specific reserve for bad debt to reduce the related receivable to the amount we reasonably believe is collectible. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting our customer base. We review a customer's credit history before extending credit. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventory

     Our inventory purchases and commitments are made in order to build inventory to meet future shipment schedules based on forecasted demand for our products. We perform a detailed assessment of inventory for each period, which includes a review of, among other factors, demand requirements, product life cycle and development plans, component cost trends, product pricing and quality issues. Based on this analysis, we record adjustments to inventory for excess, obsolescence or impairment, when appropriate, to reflect inventory at net realizable value. Revisions to our inventory adjustments may be required if actual demand, component costs or product life cycles differ from our estimates.

BK Market Risk

     Market risk is the potential economic loss that may result from adverse changes in the fair value of financial instruments. BK's earnings, cash flows and financial position are exposed to market risks relating to fluctuations in foreign currency exchange rates. The primary countries for which the Company has exchange rate exposure are Japan and Italy. The Company addresses this exposure by principally using a combination of purchase orders and various supply arrangements in connection with the purchase of raw materials to reduce or mitigate this market risk. BK does not have any debt obligations or other significant financial instruments as of June 30, 2004, which eliminates any potential market risk associated with such instruments.

Financial Statements of BK (See Exhibit A-1 and A-2).

Interim Financial Statements of BK (See Exhibit A-3).

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

--------------------------------------------------------------------------------

Proposal 2: To authorize the Board of Directors to amend the Certificate of Incorporation to change the name of the Company to BK Automation Inc.

--------------------------------------------------------------------------------

                                   Proposal 2:

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                           CHANGE NAME OF CORPORATION

     The Majority Stockholders have authorized a change in the name of this corporation to BK Automation Inc. This requires an amendment to the Certificate of Incorporation.

     The Board believes the name change is in the best interest of the corporation, to create a new market image to be focused on the Company's new business, Beijing Beike-Masic Automation Engineering Technology Corp.

--------------------------------------------------------------------------------
     Proposal 3: To authorize the Board of Directors to amend the Certificate of Incorporation to effectuate a reverse split of the outstanding shares of common stock on a one for three basis.

--------------------------------------------------------------------------------

                                   Proposal 3:

              REVERSE SPLIT OF COMMON STOCK, ISSUED AND OUTSTANDING

     The Majority Stockholders have approved a reverse split of the common stock and outstanding options and warrants of the Company, by which each share of common stock and each outstanding option and warrant would become one-third (1/3) of a share of common stock, option and warrant. The effective date of the reverse split will be 20 days following the date of the mailing of this Notice. This action is to facilitate the completion of the acquisition by the Company of BK.

     The stockholders entitled to fractional shares as a result of the reverse split will have the fractional shares rounded up to the nearest whole share. Because of the cost of administering fractional shares to the Company and the confusion, inconvenience, and administrative time at the transfer agent and for "street name" stockholders, the Board has determined that it is more cost effective and a better business practice on a cost/benefit analysis to handle fractional shares in this manner, rather than to attempt to administer them as fractional shares or to pay cash or scrip for them.

     There will be no change in the number of record holders as a result of the reverse split.

     The Board also believes that a reverse split will be advantageous to all stockholders, because it may provide the opportunity for higher share prices based upon fewer shares. However, there is no assurance that any effect to the price of the stock will result, or that the market price for the common stock, immediately or shortly after the proposed changes will rise, or that any rise which may occur will be sustained. Market conditions are not predictable and may be influenced by changes in investor attitudes and external economic conditions. The Company is proposing the steps it deems best calculated to meet the market attractively.

     Additional information regarding the Company, its business, its stock and its financial condition are included in the Company's Form 10-KSB annual reports and its Form 10-QSB quarterly reports. Copies of the Form 10-KSB for December 31, 2003 and 10-QSB for June 30, 2004 are attached hereto. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2002 is available upon request to: Ronald Xie, President, 916 Cathedral Place, 925 West Georgia Street, Vancouver, B.C., Canada V6C 3L2.

--------------------------------------------------------------------------------

Proposal 4: To authorize the Board of Directors to amend the Certificate of Incorporation to provide indemnification to the fullest extent permitted by the General Corporation Law of the State of Delaware.

--------------------------------------------------------------------------------

                                   Proposal 4:

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                            INDEMNIFICATION PROVISION

         The Majority Stockholders have authorized an amendment to the indemnification provisions of the Company's Certificate of Incorporation to read as follows:

          "The Corporation shall, to the fullest extent permitted by the provisions of ss. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person;"

     The Board believes that it is in the best interest of the Company to provide its officers and directors with indemnification protection to the fullest extent permitted by the laws of the State of Delaware because of the impact it will have on the Company's ability to attract and retain experienced qualified and independent directors.

     After taking effect, the Company's Certificate of Incorporation, as amended, will provide the Company's directors limited personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care". These provisions will not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its stockholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its stockholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its stockholders, or (vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. These provisions will also would generally absolve directors of personal liability for negligence, including gross negligence, in the performance of their duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

                                  OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

     UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO RONALD XIE, PRESIDENT, DRUCKER, INC. Suite 916, Cathedral Place, 925 West Georgia Street, Vancouver, BC, Canada V6C 3L2, TELEPHONE: (604) 688-6999, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

DRUCKER, INC.



/s/ Ronald Xie
--------------
Ronald Xie, President, Chief Executive
Officer and Director

                                                                     Exhinit A-1


           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                          INDEX TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm .......................2

Balance Sheets as of December 31, 2003 and 2002................................3

Income Statements for the years ended December 31, 2003 and 2002...............4

Statements of Changes in Stockholders' Equity for the years ended
 December 31, 2003 and 2002....................................................5

Statements of Cash Flows for the years ended December 31, 2003 and 2002 .......6

Notes to the Financial Statements...........................................7-13


                                     A-1-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors and Stockholders of Beijing Beike-Masic Automation Engineering Company Limited

We have audited the accompanying balance sheet of Beijing Beike-Masic Automation Engineering Company Limited, a Company established under the laws of the People's Republic of China (the "Company") as of December 31, 2003 and 2002, and the related statements of income, changes in stockholders' equity, and cash flows for the preceding two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United State). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.



Clancy and Co., P.L.L.C.
Phoenix, Arizona

April 22, 2004


                                     A-1-2

           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


ASSETS                                                         2003             2002
------                                                  ---------------------------------
Current Assets
   Cash and cash equivalents                               $    638,682      $ 4,517,043
   Trade receivables, net (Note 4)                            2,244,707          413,579
   Trade receivables - related party (Note 2)                 1,755,732          968,000
   Inventories (Note 5)                                       4,865,014          791,472
   Deposits and prepayments                                   4,197,741           38,334
   Due from related party (Note 2)                              522,310          471,247
   Other receivables                                            226,369          109,420
                                                        --------------------------------
Total current assets                                         14,450,555        7,309,095

Fixed assets, net (Note 6)                                    1,219,396        1,035,401

Deferred tax assets                                               6,060                -
                                                        --------------------------------

TOTAL ASSETS                                               $ 15,676,011      $ 8,344,496
                                                        ================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
   Trade payables                                          $  1,405,840       $  429,536
   Other payables and accruals                                2,927,159        1,248,824
   Income taxes payable (Note 7)                                139,076          158,450
   Dividend payable                                              90,750           90,750
                                                        --------------------------------
Total current liablities                                      4,562,825        1,927,560

Commitments and contingencies (Note 8)                                -                -

Stockholders' Equity
   Capital stock (registered and fully paid)                    151,250          121,000
   Retained earnings                                         10,961,936        6,295,936
                                                        --------------------------------
Total Stockholders' Equity                                   11,113,186        6,416,936
                                                        --------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 15,676,011      $ 8,344,496
                                                        ================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     A-1-3

           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                                INCOME STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                              2003             2002
                                                        --------------------------------
NET SALES (NOTE 2, 3)                                      $ 16,764,354     $ 12,711,920

Cost of sales (Note 2)                                       10,958,561        7,961,593
                                                        --------------------------------

GROSS PROFIT                                                  5,805,793        4,750,327

Selling, general and administrative expenses                    798,893          457,709
                                                        --------------------------------

OPERATING INCOME                                              5,006,900        4,292,618

Other income                                                     33,460           22,336
                                                        --------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                      5,040,360        4,314,954

Provision for income taxes (Note 7)                             374,360          333,962
                                                        --------------------------------

NET INCOME                                                  $ 4,666,000      $ 3,980,992
                                                        ================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                     A-1-4

           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                      CAPITAL           RETAINED
                                                       STOCK            EARNINGS            TOTAL
                                                ----------------------------------------------------

BALANCE - DECEMBER 31, 2001                          $   121,000      $  2,318,611       $ 2,439,611

Net income                                                     -         3,977,325         3,977,325
                                                ----------------------------------------------------

BALANCE - DECEMBER 31, 2002                              121,000         6,295,936         6,416,936

Issue of share capital                                    30,250                 -            30,250

Net income                                                     -         4,666,000         4,666,000
                                                ----------------------------------------------------

BALANCE - DECEMBER 31, 2003                          $   151,250      $ 10,961,936       $11,113,186
                                                ====================================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     A-1-5

           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              2003                   2002
                                                                       -----------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net income                                                             $       4,666,000     $       3,977,325
Adjustments to reconcile net income to net cash provied by
      (used in) operating activities
   Depreciation                                                                   91,670                31,817
   Provision for doubtful accounts                                                13,740                55,717
Changes in assets and liabilities:
   (Increase) decrease in trade receivables                                   (1,844,869)             (239,105)
   (Increase) decrease in trade receivables - related party                     (787,732)             (968,000)
   (Increase) decrease in inventories                                         (4,073,542)             (188,276)
   (Increase) decrease in deposits and prepayments                            (4,159,407)              455,714
   (Increase) decrease in other receivables                                     (116,949)               10,513
   (Increase) decrease in deferred taxes                                          (6,060)                    -
    Increase (decrease) in trade accounts payable                                976,304               197,293
    Increase (decrease) in other payables and accruals                         1,678,336              (208,943)
    Increase (decrease) in taxes payable                                         (19,374)              127,647
                                                                       -----------------------------------------
Net cash flows provided by (used in) operating activities                     (3,581,883)            3,251,702

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
   Purchase of fixed assets                                                     (275,665)              (97,097)
   Purchase of construction-in-progress                                                -              (440,592)
                                                                       -----------------------------------------
Net cash flows used in investing activities                                     (275,665)             (537,689)

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
   Advances to a related party                                                   (51,063)             (471,247)
   Proceeds from the issue of share capital                                       30,250                     -
                                                                       -----------------------------------------
Net cash flows used in financing activities                                      (20,813)             (471,247)
                                                                       -----------------------------------------

INCREASE (DECREASE) IN CASH                                                   (3,878,361)            2,242,766

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                   4,517,043             2,274,277
                                                                       -----------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                 $         638,682     $       4,517,043
                                                                       =========================================

CASH PAID FOR:
--------------
   Interest                                                            $              --     $              --
                                                                       =========================================
   Income taxes                                                        $         399,795     $         209,981
                                                                       =========================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     A-1-6

           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------

Organization and Nature of Operations. Beijing Beike-Masic Automation Engineering Company Limited (the "Company") was established under the laws of the People's Republic of China (the "PRC") with limited liability on March 23, 1998, with a registered capital of RMB1,000,000. On April 2, 2003, the Company increased the registered capital to RMB1,250,000.

On June 15, 2003, the Company entered into an Acquisition Agreement with Drucker, Inc. ("Drucker"), a U.S. public company that trades on the over-the-counter bulletin board, headquartered in Vancouver, B.C., whereby Drucker agreed to acquire 100% of the Company in exchange for 93,020,800 shares of Drucker common stock, calculated on pre-consolidation basis, and all subject to a one for three reverse split upon stockholders approval. The transaction is expected to close within the next sixty days. (See Note 9)

Pursuant to a re-registration on July 2, 2003, the Company became a Chinese-foreign joint venture with a duration of 20 years. The Company's outstanding registered capital is held by two entities: (i) 75% owned by Speed One Investment Limited ("Speed One") and (ii) 25% owned by Beijing Beike Machinery Electronic Materials Hightech Corporation ("Beijing Beike Machinery"). Speed One is a company incorporated in the British Virgin Islands and Beijing Beike Machinery is a company incorporated in the PRC.

The Company is a provider of integrated system solutions for industrial automation and control. The Company specializes in developing, manufacturing, distributing and integrating system solutions and automation control products for major industrial enterprises such as steel companies, machinery manufacturing companies as well as public utilities companies in the PRC.

Significant Accounting Policies.

Accounting basis - The Company's financial statements are prepared using the accrual basis of accounting.

Foreign currency translations - The financial statements are presented in United States Dollars (USD) and the functional currency of the Company is Chinese Yuan Renminbi (RMB). For purposes of preparing these financial statements, the financial statements in RMB have been translated from RMB1=USD$0.121. The assets and liabilities of the Company's foreign operations are generally translated into United States dollars at year end exchange rates and resulting translation adjustments are reflected as a separate component of stockholders' equity. Due to the stability of the exchange rates for the periods presented, there were no adjustments reflected in stockholders' equity. Revenues and expenses are translated at exchange rates ruling at the translation dates and transaction gains or losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions which operate as a hedge of an identifiable foreign currency


                                     A-1-7
commitment or as a hedge of a foreign currency investment position, are included in the income statement as incurred.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, trade receivables, due from related parties, deposits, prepayments, accounts payable and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Business and credit risk concentrations - The Company generates revenues from sales in the PRC. Although the Company had two customers in 2003 and 2002 that each accounted for more than 10% of its revenues, the Company's sales to customers are quite different each year due to the nature of the Company's products for sale.

During the normal course of business, the Company extends unsecured credit to its customers. The collectiblity of debts owed by its customers depends substantially on the financial condition and cash flow position of its customers. The Company reviews regularly the credit status of each customer on a case by case basis and the allowance for doubtful accounts is recorded based on management's assessment of the credit status of its customers.

Related Party Transactions - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Cash and cash equivalents - Cash and cash equivalents comprise cash at bank and on hand, demand deposits with banks and other financial institutions, and short-term, highly liquid investments, purchased with original maturities of three months or less.

Revenue Recognition - Revenue from the sale of goods is recognized when the goods are shipped and the risks and rewards of ownership have passed to the customer.

Cost recognition - Cost of sales includes all direct material and labor costs and those indirect costs of bringing raw materials to sale condition, including shipping and handling costs. Selling, general and administrative costs are charged to operating expenses as incurred.


                                     A-1-8

Advertising Costs - Advertising costs are expensed as incurred. Total advertising costs expensed during 2003 were $3,675 (2002: $3,267).

Trade receivables and allowance for doubtful accounts - The Company presents accounts receivable, net of allowances for doubtful accounts. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting the Company's customer base. The Company reviews a customer's credit history before extending credit. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Some of the Company's customers issue bank bills to guarantee payment of trade receivables, which typically mature in six months. The Company is entitled to the funds upon maturity, or earlier if the Company chooses to sell these bills at a discount for cash. Trade receivables secured by bank bills, which are included in trade receivables at December 31, 2003, were approximately $386,000 (2002: nil).

Inventories - Inventories representing industrial automation products are stated at the lower of cost and net realizable value. Cost is calculated using the first-in, first-out method and comprises all costs of purchases, costs of conversion, and other costs incurred in bringing the inventories to their present location and condition. Net realizable value represents the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. In March 2003, the accounting policy for inventories was changed from first-in, first-out to a weighted average method.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation and impairment losses. Depreciation is computed under the straight-line method over the estimated useful lives of the asset, which range from 5 to 20 years. Construction-in-progress is stated at cost and such costs include all direct and indirect costs of construction. Construction-in-progress is transferred to fixed assets and depreciation commences when construction is completed. Significant improvements and betterments are capitalized and depreciated over their expected useful lives. Routine repairs and maintenance are expensed when incurred. When fixed assets are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-lived assets - Long-lived assets are reviewed at each balance sheet date for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. When events or circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Income Taxes - The Company recognizes deferred tax assets and liabilities for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts using enacted tax rates in effect for the year the differences are expected to reverse. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. Provision for income taxes is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.



                                     A-1-9

Reclassification - Certain accounts from 2002 have been reclassified to conform to the current period presentation. The reclassifications had no effect on results of operations or total stockholders' equity.

Recent Accounting Pronouncements - The Financial Accounting Standards Board ("FASB") has issued the following pronouncements, none of which are expected to have a significant affect on the financial statements:

January 2003 - FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003.

April 2003 - SFAS No. 149, "Accounting for Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is generally effective for contracts entered into or modified after June 30, 2003, and all provisions should be applied prospectively. This statement does not affect the Company.

May 2003 - SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. Restatement is not permitted. This statement does not affect the Company.


                                     A-1-10

NOTE 2 - RELATED PARTY TRANSACTIONS
-----------------------------------

DURING THE YEAR, THE COMPANY HAD THE FOLLOWING RELATED PARTY TRANSACTIONS, WHICH WERE CARRIED OUT IN THE NORMAL COURSE OF ITS BUSINESS:


  NAME                                             NATURE OF TRANSACTIONS
  ----                                             ----------------------
                                                                                       2003                     2002
                                                                                   ------------             ------------
  Beijing Masic Automation System Co.,        Sales of industrial automation
    Ltd.                                         products                          $  620,513               $ 3,133,590
                                                                                   ============             ============

  Beijing Masic Automation System Co.,        Purchase of raw materials
    Ltd.                                                                                    -               $   398,155
                                                                                   ============             ============

  Tianjin Masic Machinery and Equipment       Sales of industrial automation
    Limited                                      products                               -                      $ 434
                                                                                   ============             ============

Wuhan Masic Industrial Limited                Sales of industrial automation
                                                 products                            $ 30,134                 $ 33,290
                                                                                   ============             ============


Amounts due from a related party:

Amounts due from a related entity (Beijing Masic Automation System Co., Ltd.) at December 31, 2003 and 2002, respectively, consisted of the following:

          (i)  trade receivables - related party of $1,755,732 (2002:
                  $968,000); and

          (ii) working capital advances of $522,310 (2002: $471,247).

The amounts were unsecured, interest-free, and repayable on demand. No provision has been made for the amount due.


                                     A-1-11

Mr. Sun Yi Kang, a director of the Company, is also a director of Beijing Masic Automation System Co., Ltd. Mr. Ge Liang Song, a director and shareholder of the Company, is also a director of Wuhan Masic Industrial Limited ("Wuhan"). Mr. Liu Wei Zhang, Mr. Liang Hong and Mr. Ge Liang Song, directors and stockholders of the Company, are also directors of Tianjin Masic Machinery and Equipment Limited ("Tianjin"). (Note: The names Wuhan and Tianjin represent an informal English translation of the official Chinese company name.)

NOTE 3  - NET SALES
-------------------

                                                         2003                    2002
                                                    -------------            -------------
Sales of industrial automation products and
provision of system solutions services             $  19,666,792           $  14,963,056
Less:  Value added tax                                (2,857,568)             (2,164,409)
       Business tax                                           --                  (3,947)
       Other taxes                                       (44,870)                (82,780)
                                                   -------------           -------------
Total net sales                                    $  16,764,354           $  12,711,920
                                                   =============           =============

NOTE 4 - TRADE RECEIVABLES
--------------------------
                                                         2003                    2002
                                                   -------------           -------------
        Trade receivables                          $   2,315,321           $     470,453
        Less:  provision for doubtful debts              (70,614)                (56,874)
                                                   -------------           -------------
        Trade receivables, net                     $   2,244,707           $     413,579
                                                   =============           =============

NOTE 5 - INVENTORIES
--------------------
                                                         2003                    2002
                                                    -------------          -------------
        Raw materials                              $     131,799           $      81,046
        Work in progress                               3,118,449                     240
        Finished goods                                 1,614,766                 710,186
                                                   --------------          -------------
        Total                                      $   4,865,014           $     791,472
                                                   =============           =============

NOTE 6 - FIXED ASSETS
---------------------
                                                         2003                    2002
                                                   -------------           -------------
        Land and building                          $     932,971           $     932,971
         Computer equipment                               62,152                  26,378
         Machinery and equipment                          21,516                  21,516
         Furniture and fixtures                           67,505                  43,675
         Vehicles                                        264,365                  48,304
                                                   -------------           -------------
         Total                                         1,348,509               1,072,844
         Less accumulated depreciation                   129,113                  37,443
                                                   -------------           -------------
         Net book value                            $   1,219,396           $   1,035,401
                                                   =============           =============




                                     A-1-12

Depreciation expense charged to operations for 2003 was $91,670 (2002: $31,817). Construction-in-progress transferred to fixed assets in 2002 was $932,971 representing 2002 current year additions of $440,593 and the balance transferred from 2001 of $492,378.

NOTE 7 - INCOME TAXES
---------------------

The Company is subject to income taxes on income arising in or derived from the tax jurisdictions in which they operate. The Hong Kong profits tax rate for 2003 is 17.5% (2002: 16%) and no Hong Kong profits tax has been provided for in the financial statements as the income neither arises in nor derived from Hong Kong.

Provision for income taxes represents tax charges on the estimated assessable profits of the Company's operation in the PRC, which is subject to a standard income tax rate of 15%. Being a high-tech company, the Company was entitled to full exemption from PRC income tax for 3 years effective from April 1, 1998, followed by a 50 percent reduction for the next consecutive three years in accordance with the relevant tax rules and regulation. The tax reduction expired on December 31, 2003 and the Company became subject to the increased tax at 15% beginning January 1, 2004.

PROVISION FOR INCOME TAXES CONSISTS OF THE FOLLOWING:

                                                                                 2003                    2002
                                                                            --------------          -------------
       Current tax - PRC Enterprise income tax                              $    380,420            $   333,962

       Deferred tax - origination and reversal of temporary difference            (6,060)                    --
                                                                            --------------          -------------
       Effective tax rate                                                   $    374,360            $   333,962
                                                                            ==============          =============

A RECONCILIATION FROM THE STATUTORY TAX RATE TO THE EFFECTIVE TAX RATE IS PRESENTED BELOW:

                                                                                 2003                    2002
                                                                             -------------          -------------
       Net profits statutory tax rate                                           15%                     15 %
       50% reduction in income tax                                             (7.5)                    (7.5)
                                                                             -------------          -------------
       Effective tax rate                                                       7.5%                     7.5%
                                                                             =============          =============

Income taxes payable at December 31, 2003 of $139,076 (2002: $158,450) in the balance sheet represents provision for taxation for the current and previous years less the amount of tax paid during the year.




                                     A-1-13

DEFERRED TAX ASSET REPRESENTS THE FOLLOWING:

                                                                 2003               2002
                                                          -------------      -----------
      Excess depreciation                                 $         780      $       202
      Cost and expenses not deductible until taken
        up in the PRC statutory accounts                          4,675            3,767
      Other                                                         605             (302)
                                                          -------------      -----------
      Deferred tax asset                                          6,060            3,667
      Valuation allowance                                             -           (3,667)
                                                          -------------      -----------
      Net deferred tax asset                              $       6,060      $        --
                                                          =============      ===========


NOTE 8 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

Operating lease income - Future minimum lease payments to be received by the Company for assets leased out under non-cancelable operating leases are as follows: 2004-$8,067.

Operating leases - The Company is committed under various non-cancelable operating leases. Rent expense charged to operations for 2003 was $18,553 (2002:
nil). Future aggregate minimum lease payments under non-cancellable operating leases are as follows: (2004 to 2007: $55,660 per year; 2008 and thereafter:
$148,427.

Contingencies - During the normal course of business, the Company may be presented with a legal or constructive obligation as a result of past events. While the results of litigation cannot be predicted with certainty, management provides for adequate reserves for claims that have at least a reasonable possibility for loss and does not provide a reserve on those for which an adverse outcome is remote. These financial statements do not include any such provisions for the periods presented.

NOTE 9 - SUBSEQUENT EVENTS
--------------------------

On June 15, 2003, the Company entered into an Acquisition Agreement with Drucker, Inc. ("Drucker"), a U.S. public company that trades on the over-the-counter bulletin board, headquartered in Vancouver, B.C., whereby Drucker agreed to acquire 100% of the Company in exchange for 93,020,800 shares of Drucker common stock, calculated on pre-consolidation basis, and all subject to a one for three reverse split upon stockholders approval. The transaction is expected to close within the next sixty days.

The merger will be accounted for as a recapitalization for Drucker because the reorganization is a "reverse acquisition" involving a public shell entity, whereby the stockholders of this Company will retain actual control of the


                                     A-1-14
resulting combined company. The Company will be the continuing reporting entity for accounting purposes and Drucker will be the acquirer for legal purposes.

As of the date of issuance of these financial statements, all of the 25% shares of BK have been delivered to Drucker, whom has committed to deliver the balance of the shares upon completion of the reverse split and shareholder approval. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to stockholders authorization. The Company has not yet effected the transaction, although the written consent of a majority of the stockholders was given on September 7, 2004, but intends to do so 20 days after the mailing of the Definitive Information Statement to the stockholders of record.


                                     A-1-15

                                                                     Exhibit A-2

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

INTRODUCTION
------------

Management's discussion and analysis of results of operations and financial condition ("MD&A") is provided as a supplement to the accompanying financial statements and footnotes to help provide an understanding of Beijing Beike-Masic Automotive Engineering Company Ltd.'s (the "Company" or "BK") financial condition, changes in financial condition and results of operations. The MD&A is organized as follows:

     o Caution concerning forward-looking statements and risk factors. This section discusses how certain forward-looking statements made by the Company throughout the MD&A and in the financial statements are based on our present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.
     o Overview. This section provides a general description of the Company's business, as well as recent developments that we believe are important in understanding the results of operations and to anticipate future trends in those operations.
     o Results of operations. This section provides an analysis of our results of operations for the years ended December 31, 2003 compared to 2002. A brief description is provided of transactions and events that impact the comparability of the results being analyzed.
     o Liquidity and capital resources. This section provides an analysis of our financial condition and cash flows as of and for the years ended December 31, 2003 and 2002.
     o Critical accounting policies. This section provides an analysis of the significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS/RISK FACTORS
----------------------------------------------------------

The following discussion should be read in conjunction with the Company's financial statements and the notes thereto and the other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words "believes," "anticipates," "expects," and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected due to a number of factors beyond our control. The Company does not undertake to publicly update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. You are also urged to carefully review and consider our discussions regarding the various factors, which affect our business, included in this section and elsewhere in this report.

Factors that might cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements include, among other things: (i) the impact of competitive products; (ii) changes in law and regulations; (iii) adequacy and availability of insurance


                                     A-2-1
coverage; (iv) limitations on future financing; (v) increases in the cost of borrowings and unavailability of debt or equity capital; (vi) the effect of adverse publicity regarding our products; (vii) the inability of the Company to gain and/or hold market share; (viii) exposure to and expense of resolving and defending product liability claims and other litigation; (ix) consumer acceptance of the Company's products; (x) managing and maintaining growth; (xi) customer demands; (xii) market and industry conditions including pricing, demand for products, levels of trade inventories and raw materials availability, (xiii) the success of product development and new product introductions into the marketplace; (xiv) slow or negative growth in the our industry; (xv) the departure of key members of management; (xvi) the ability of the Company to efficiently manufacture its products; as well as other risks and uncertainties not described above.

OVERVIEW
--------

Business Description. BK is a major Chinese provider of industrial system solutions for automation and control. We are specialized and experienced in developing, manufacturing and distributing integrated system solutions and automation control products to top industrial enterprises such as steel companies, machinery manufacturing companies and public utilities in China. The manufacturing and R & D facilities are located in Zhong-Guan-Cun Hi-tech Zone, the so-called "Silicon Valley" in Beijing, China. We have received ISO 9001:2000 certification from the Geneva-based International Standards Organization for our quality management system, which means than an independent auditor, after an on-site, multi-day intensive investigation verified that the processes that influence quality conform to what the international experts consider essential. Companies which successfully meet the International Standard Organization's standards are well recognized in terms of quality control and proper operation. A review is conducted annually in order for a company to maintain its certification.

As a high-tech company, we are entitled to various government incentives and preferential treatments. We were granted full exemption from PRC income tax for 3 years effective from April 1, 1998, followed by a 50 percent reduction for the next three years in accordance with the relevant tax rules and regulations. These exemptions and reductions expired April 1, 2003. We have over 100 employees at our main manufacturing facilities and R & D center in Beijing. More than 60% of the employees are experienced technical and engineering personnel. As a leader in automation engineering, we have participated in many joint projects with the Institute of Industrial Robots, Automation and Engineering of the University of Science and Technology Beijing, where BK has recruited some of its core technical and research engineering teams. We have maintained an established and sustained business relationship with OEM suppliers including AVTRON (US), SIEI (Italy), Siemens (Germany), GE-FANUC (US), Yaskawa (Japan) and Omron (Japan). We are also a distribution agent in China for Yaskawa products including robotics information and other control products. We also act as authorized value-added reseller for GE-FANUC and SIEI.

Future Operations. The success of our future operations will depend to a great extent on the operations, financial condition, and management of the Company. We intend to expand our position in the industrial automation and control markets, specifically, our strategy continues to be to: (i) develop new brands and product line extensions, as well as new products, through our commitment to research and development; (ii) continue the growth of our balanced distribution network; (iii) build our execution skills through new operations processes and decision support systems; and (iv) achieve cost superiority through formal

                                     A-2-2
productivity benchmarking and continuous improvement programs. We believe that our history and reputation in the field, multiple distribution channels, broad portfolio of products and packaging and distribution capabilities position us to be a long-term competitor in the industrial system solutions for automation and control industry.

RESULTS OF OPERATIONS
---------------------

Please refer to the financial statements, which are a part of this report, for further information regarding the results of operations of the Company:

           YEARS ENDED DECEMBER 31, 2003 COMPARED TO DECEMBER 31, 2002

REVENUES. We had net sales of $16,764,354 for the year ended December 31, 2003 compared to $12,711,920 for the same period in 2002. As we dominate a large proportion of the industrial automation and control market, our sales have increased over the last four years, initially at exponential levels, then increasing at a decreasing rate. The current period increase of approximately 32% results from overall increased demand in the metal industry in China. As more competitors enter into the marketplace, we expect our sales to stabilize.

COSTS OF SALES. Cost of sales increased to $10,958,561 for 2003 compared to $7,961,593 for same period in 2002. The increase in cost of sales corresponds with the increase in sales. Gross profit margins decreased approximately 3% from 2002, approximating 34.6% for 2003. The Company's profit margins are relatively stable as a result of the Company obtaining larger orders of automation systems, which requires high technology and expertise.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (SGA). SGA increased approximately $340,000 from 2002 primarily resulting from an increase in distribution expenses of approximately 34% and an increase in general and administrative expenses of approximately 95% compared to the same period in 2002. Primary forces driving the increases were increases in salaries and related welfare costs, depreciation, and rent expenses.

PROVISION FOR INCOME TAXES.

Provision for income taxes increased as a result of increase in taxable profit.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

CURRENT FINANCIAL CONDITION

Working capital at December 31, 2003, was approximately $9.9 million versus $5.4 million in 2002. Cash decreased by approximately $3.9 million offset by increases in trade receivables and payables, inventories and deposits and prepayments as the Company's operations continued to expand. We finance our inventory and accounts receivable through cash generated by operating activities and cash held in bank, which management believes is sufficient to fund its capital and liquidity needs for the next twelve months.


                                     A-2-3

CASH FLOWS

OPERATING ACTIVITIES. Net cash flows provided by (used in) operating activities of $3.6 million (2002: ($3.3)) consisted of changes in working capital accounts of approximately $8.3 million (2002: ($813,000)) offset by net income of $4.67 (2002: $3.98) million and non-cash charges of approximately $100,000 (2002:
$88,000.)

INVESTING ACTIVITIES. Net cash flows used in investing activities for both periods presented consisted of purchases of fixed assets. The Company has been and is aware that it will need to invest significant funds into its manufacturing facilities if it expects to continue to perform, at a minimum, at current levels of production.

FINANCING ACTIVITIES. Net cash flows provided by (used) in financing activities for both periods presented primarily represented advances to a related party. In 2003, we also increased our registered share capital by $30,250.

CONCENTRATION OF CREDIT RISK

SALES. We have two customers that each account for over 10% of the Company's revenues for both periods presented. In the event we were to lose these accounts, we anticipate that we would be able to replace these accounts with other large accounts. We do not believe the loss of the account would have a material negative impact on sales.

COMPETITION. The Company's future revenues are dependent heavily on the Company's ability to obtain larger sales orders from large manufacturing companies. The requirement of such machinery depends on the economic growth of Mainland China, which is related to the demand of steel materials in various construction projects. Additionally, the performance of the Company is also affected by other competitors that exert pressure on the pricing of the Company.

LIQUIDITY RESOURCES. Our future funding requirements will depend on numerous factors, some of which are beyond our control. These factors include our ability to operate profitably, our ability to recruit and train management and personnel, and our ability to compete with other, better capitalized and more established competitors who offer alternative or similar products. We believe that, given our positive working capital position, we can satisfy our cash requirements over the next twelve months from operations if we continue to operate at a profit. Our capital resources and liquidity are expected to be provided by our cash flow from operations.

The Company expects to continue to purchase equipment and hire new employees as is commensurate with the growth of the business. In addition, we will continue to invest time and effort in research for product development. We know of no trends that are expected to affect the cost of labor or materials, and sales are expected to be stable over the next twelve months.

CRITICAL ACCOUNTING POLICIES
----------------------------

Our discussion and analysis or plan of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of


                                     A-2-4
contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to bad debts, inventories, intangible assets, income taxes and contingencies. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies reflect our more significant estimates and assumptions used in the preparation of our financial statements:

Allowance For Doubtful Accounts

We evaluate the collectibility of our trade receivables based on a combination of factors. We regularly analyze our significant customer accounts, and, when we become aware of a specific customer's inability to meet its financial obligations to us, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position, we record a specific reserve for bad debt to reduce the related receivable to the amount we reasonably believe is collectible. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting our customer base. We review a customer's credit history before extending credit. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventory

Our inventory purchases and commitments are made in order to build inventory to meet future shipment schedules based on forecasted demand for our products. We perform a detailed assessment of inventory for each period, which includes a review of, among other factors, demand requirements, product life cycle and development plans, component cost trends, product pricing and quality issues. Based on this analysis, we record adjustments to inventory for excess, obsolescence or impairment, when appropriate, to reflect inventory at net realizable value. Revisions to our inventory adjustments may be required if actual demand, component costs or product life cycles differ from our estimates.


                                     A-2-5

                                                                     Exhibit A-3


           BEIJING BEIKE-MASIC AUTOMATION ENGINEERING COMPANY LIMITED
                              INTERIM BALANCE SHEET
                                   (UNAUDITED)


                                                                    JUNE 30,
STATED IN U.S. DOLLARS                                               2004
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                     $  1,347,438
  Trade receivable, net                                            4,269,380
  Inventories                                                      6,860,469
  Other receivables                                                  639,760
  Deposits and prepayments                                         3,222,982
  Income tax recoverable                                             252,154
                                                                ------------
TOTAL CURRENT ASSETS                                              16,592,183

FIXED ASSETS, NET                                                  1,209,508
DEFERRED TAX ASSETS                                                    6,053

TOTAL ASSETS                                                     $17,807,744
                                                                ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Trade payables                                                $  3,189,294
  Other payables and accruals                                      3,238,967
  Income taxes payable                                                     -
  Dividend payable                                                    90,645
                                                                ------------
                                                                   6,518,906

COMMITMENTS AND CONTINGENCIES                                              -

STOCKHOLDERS' EQUITY
  Capital stock                                                      151,250
  Accumulated Other Comprehensive Loss                              (12,796)
  Retained earnings                                               11,150,384
                                                                ------------
TOTAL STOCKHOLDERS' EQUITY                                        11,288,838
                                                                ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $17,807,744
                                                                ============


                                     A-3-1

                                                                       Exhibit B


MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.

     The information presented here should be read in conjunction with Drucker, Inc.'s financial statements and other information included in this Form 10-KSB. When used in this Form 10-KSB, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.


Overview

     On June 15, 2003, the Company entered into an Acquisition Agreement to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on pre-consolidation basis. The Agreement provides for a one for three reverse split of all the outstanding shares of Drucker which must be approved by shareholders before the issuance of the additional shares may be completed. Pursuant to the Agreement, the Company has issued 17,500,000 common shares pre-consolidation under escrow. Upon shareholders' approval of the required reverse split, the balance of the shares for the acquisition transaction will be issued by the Company and the agreement will be completed.


     The transaction involving the 25% shares of BK was completed February 1, 2004 but requires additional authorization of shares for the Company to issue the balance of the shares under the transaction.

Results of Operations

     The Company had no operations during the fiscal year ended December 31, 2003. The Company's revenue were derived from the disposal of 495,600 shares of Tanganyika Oil Company Ltd. for a gain of $1,364,530 and an interest income of $7,010, totaling $1,371,540. The Company incurred expenses of $471,552 stemming from general and administrative expenditures as compared to $159,555 for the same period of last year. The increase of $311,997 was mainly due to the consulting fees paid to directors and consultants for their services and legal and accounting fees incurred in connection with the BK acquisition. No future commitments exist for the consulting and legal fees, however, the Company may need to incur additional fees of this type as a result of finalizing the BK acquisition.

     We expect the current trend of level of expenditures to continue at about the same rate based on our current business situation. We currently have sufficient cash to operate for the balance of 2004 at the current level of business. This could change, however, if any other business venture were to be embarked upon, and the available cash could be depleted much more rapidly.

     In 2003, the net operating income was $899,988 compared to a net operating loss of ($152,162) in 2002. In 2002, the Company had additional losses on discontinued operations and upon disposal of the discontinued subsidiary of ($120,076). The net income for 2003 was $899,988 or $0.03 per share compared to a net loss of $(272,238) or ($0.01) per share in 2002.

LIQUIDITY

     The Company may use all of its liquidity in the attempt to acquire or develop a business. The Company is unable to carry out any plan of business without adequate funding. The Company cannot predict to what extent its current liquidity and capital resources will impair the consummation of a business combination or whether it will incur further operating losses through any business entity which the Company may eventually acquire. There is no assurance that the Company can continue as a going concern without more and substantial funding in any business, for which funding there is no committed source. The Company had cash at year end of $1,274,931 and stock of Tanganyika Oil Company, Ltd. valued at $2,927,112. The Company's primary capital resources are stock from another company, Tanganyika Oil Company, Ltd., its own stock and cash on deposit. 495,600 shares of Tanganika were sold during 2003 and 504,400 shares were held as of December 31, 2003. Management will continue to sell the remaining shares for working capital purpose, if required. The Company's own stock may be illiquid because it is restricted in an unproved company with a short history of income generation.

     As the Company has disposed of its subsidiary, Drucker Petroleum, Inc., in 2002, the Company will be dependent on its cash reserves for its short term needs. The Company had current assets of $1,297,924 at December 31, 2003 and had current liabilities of $56,520. These amounts are sufficient to the Company for continued operations at the current level until the end of 2004. This could change, however, if any other business venture were to be embarked upon, and the available cash could be depleted much more rapidly. On a long-term basis, we have no long term debt.

     The Company also has an amount due from a related party of $111,265 which is repayable on December 31, 2003. The Company has already demanded for repayment of balance due from the related party and is in the course of negotiation on the terms of repayment by installments.

     The Company has no plans for significant research and development or capital expenditures in the next twelve months, nor does it expect to hire any significant employees subject to its completion of a merger opportunity.

Market Risk

     Except from holding the securities held for sale, the Company does not hold any derivatives or other investments that are subject to market risk. The carrying values of any financial instruments, approximate fair value as of those dates because of the relatively short-term maturity of these instruments which eliminates any potential market risk associated with such instruments.

     As of December 31, 2003, the Company held 504,400 shares of Tanganyika Oil Company Ltd. as securities held for sale. The Company has recorded $2,769,303 unrealized gain under other comprehensive income, which is included in the stockholders' equity section.


NEED FOR ADDITIONAL FINANCING

     No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover expenses as they may be incurred.

     In the event the Company's cash assets and other prove to be inadequate to meet the Company's operational needs, the Company might seek to compensate providers of services by issuances of stock in lieu of cash.

     The Company has plans to continue any research and development in the next twelve months and could spend $1 million on R&D. The Company has no plans at this time for purchases or sales of fixed assets which would occur in the next twelve months.

     The Company has no expectation or anticipation of significant changes in number of employees in the next twelve months, it may acquire or add employees of an unknown number in the next twelve months.

                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 10-KSB/A



                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                   For the Fiscal Year Ended December 31, 2003
                         Commission file number 0-29670


                                  DRUCKER, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


Delaware                                                N/A
----------                                             -----
(State or other jurisdiction                   (I.R.S. Employer of incorporation
or organization)                               Identification No.)


  916 Cathedral Place, 925 West Georgia Street, Vancouver, B.C., Canada V6C 3L2
  -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 688-6999


        Securities Registered Pursuant to Section 12(b) of the Act: NONE

           Securities Registered Pursuant to Section 12(g) of the Act

                          COMMON STOCK $.001 PAR VALUE



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for at least the past 90 days.

                      Yes [X]        No [_]

Indicate by check mark if disclosure of delinquent filers in Response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained to the best of Registrant's knowledge in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

                      Yes [_]           No [X]

Registrant's gross revenues for its most recent fiscal year were $1,371,540.

State the aggregate market value of the voting stock held by non-affiliates of the Registrant: $11,041,925 as of December 31, 2003 (at $0.34/share closing price at December 31, 2003).

Indicate the number of shares outstanding of each of the Registrant's classes of common stock: 32,476,250 common shares as of December 31, 2003.

                                TABLE OF CONTENTS

                                     PART I
                                                                            Page

Item 1.   Business.............................................................4

Item 2.   Properties .........................................................17

Item 3.   Legal Proceedings...................................................18

Item 4.   Submission of Matters to a Vote of
          Security Holder.....................................................18

                                     PART II

Item 5.   Market for Registrant's Common Stock and
          Security Holder Matters.............................................18

Item 6.   Management's Discussion and Analysis of
          Financial Condition and Results of Operations.......................19

Item 7.   Financial Statements and Supplementary Data.........................22

Item 8.   Changes in and Disagreements with Accountants
          on Accounting and Financial Disclosure..............................23

Item 8A.  Controls and Procedures.............................................23

                                    PART III

Item 9.   Directors and Executive Officers of the
          Registrant .........................................................23

Item 10.  Executive Compensation..............................................25

Item 11.  Security Ownership of Certain Beneficial
           Owners and Management..............................................27

Item 12.  Certain Relationships and Related
          Transactions........................................................29

                                     PART IV

Item 13.  Exhibits, Financial Statement Schedule
          and Reports on Form 8-K.............................................30

Item 14.  Principal Accountant Fees and Services..............................31

                                     PART I

ITEM 1.    BUSINESS


                               HISTORY OF COMPANY

         On February 4, 1971, we were incorporated under the laws of the State of Idaho, under the name of Monetary Metals Corporation. On December 16, 1988, Drucker Sound Design Corporation was incorporated under the laws of the State of California. On October 18, 1989, Gul Industries Corp. was incorporated under the laws of the State of Delaware. On December 14, 1989, we entered into an Agreement and Plan of Reorganization, whereby Monetary Metals Corporation acquired 100% of the assets subject to liabilities of Drucker Sound Design Corporation, a California corporation. We began engaging in the manufacturing and distribution of audio, cellular, C.B., radar, and other electronic installation systems for automobiles. We decided to redomicile in Delaware and entered into a merger agreement with Gul Industries, Inc., a Delaware corporation. On April 16, 1990, we filed Articles of Amendment in the State of Idaho changing our name from Monetary Metals Corporation to Drucker Sound Design

Corporation. On June 6, 1990, Gul Industries Corp. filed a Certificate of Amendment to the State of Delaware changing its name to Drucker Sound Design Corporation. On June 19, 1990, a Certificate of Merger was filed in the State of Delaware. On August 7, 1990, a Certificate of Merger was filed in the State of Idaho. Prior to September 1991, we discontinued engaging in the business of manufacturing and distributing of audio, cellular, C.B., radar, and other electronic installation systems for automobiles. On September 4, 1991, we filed a Certificate of Amendment in the State of Delaware changing our name to Drucker Industries, Inc.

         In September 1991, we purchased the license to the "N-Viro Process" in Japan from N-Viro Energy Systems, Ltd. for $466,063. We made a $100,000 down payment and paid the balance by quarterly installments. We were delinquent on minimum royalty payments due June 30, 1994 and September 30, 1994, totaling $50,000, and consequently all rights and privileges granted to us under the license agreement were canceled by the licensor. The license agreement costs and net of accumulated amortization, were written-off during the year ended December 31, 1994. On December 31, 1995, we terminated any attempts in the N-Viro business.

         On November 29, 2000, we filed a Certificate of Amendment in the State of Delaware changing our name to Drucker, Inc.

         No activities were conducted in 1995 or 1996. In 1997, we discontinued with our `N-Viro' business and adopted a business plan to engage in oil and gas exploration. The Company's primary business focus was then the acquisition, exploration and development of mineral properties and oil and natural gas properties. In early 1997, the Company negotiated joint venture farm-in agree-ments with two Vancouver based oil companies with whom the companies' officers and directors are affiliates for a 50% interest in certain oil projects in the People's Republic of China. The projects were unsuccessful and were abandoned in 1998, although we retain an investment in China in the Shaanxi exploration project which is not under active exploration. We had a participation in the Gulf of Suez joint venture in Egypt, West Gharib which in 1999 made one oil discovery, drilled one dry hole, and drilled a third well which was completed successfully as an appraisal well in the last quarter of 1999. In October 1999, the Company entered into an agreement for an interest in the North Ghadames joint venture in Algeria. The discovery well was drilled in 1996 and the overall three well program was designed to prove the mega structure concept. The second well was drilled successfully in August 2000 and the third well was abandoned in February 2001.


                              THE COMPANY BUSINESS

         General Operations

         We have had limited operations within the last five years, and such operations have been restricted to investigation of opportunities, evaluation and negotiations of the joint venture agreements described below, and joint venture participations in oil exploration projects in the following geographical areas: China in 1997, Egypt in 1999 and Algeria in 2000.

         Current Business

      By an agreement dated February 1, 2002, the Company agreed to dispose of its wholly owned subsidiary Drucker Petroleum, Inc. for US$250,000 and 1,000,000 common shares of Tanganyika Oil Ltd., a public company. The sale of the Company's 20% interest in West Gharib Block, Egypt was completed in May 2002. The Company received US$250,000 and 200,000 common shares of Tanganyika Oil Company Ltd. and 800,000 special warrants which were converted into 800,000 common shares. Tanganyika Oil Company Ltd. is a publicly registered company in Canada, and is listed on TSX-Venture. In 2003, the Company sold $1,364,530 in Tanganyika shares and, at year end, had shares of a market value of $2,927,112.

          By an agreement dated June 15, 2003, the Company agreed to acquire from Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") all the shares it owned in Beijing Beike-Masic Automation Engineering Company Limited ("BK") being 25% of the issued and outstanding shares of BK, and from Speed One Investment Limited all the shares it owned in BK being 75% of the issued and outstanding shares of BK. The Company agreed to initially issue 17,500,000 common shares (pre-consolidation), in escrow, and a further 25,173,600 common shares (post-consolidated) after the shareholders have approved a consolidation of the Company's shares on a 3 old shares for 1 new share basis and audited financial statements of BK have been delivered. The Company agreed to pay a legal fee in common shares equal to 7% of the total shares required to be issued under the agreement. On July 14, 2003, the Company issued 17,500,000 common shares pursuant to this agreement upon tender by BK Machinery of all the shares it owned in BK being the 25% shares of BK. The Company has committed to deliver the balance of the shares due upon completion of the reverse split. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to shareholders authorization. The Company has not yet obtained such authorization, although written consent of a majority of the shareholders was given on February 17, 2004, but intends to do so in the next 60 days.

BK, a business corporation incorporated under the laws of the Peoples Republic of China, is a provider of complete system solutions for industrial automation and control. This acquisition will be accounted for under the purchase method as a reverse acquisition.

BK is a major Chinese provider of industrial system solutions for automation and control. It is specialized and experienced in developing, manufacturing, distributing and integrating system solutions and automation control products to top industrial enterprises such as steel companies, machinery manufacturing companies and public utilities in China. The manufacturing and R & D facilities are located in Zhong-Guan-Cun Hi-tech Zone, the so-called "Silicon Valley" in Beijing, China. It has received ISO 9001:2000 certification for its quality management system. Being a high-tech company it was entitled to various government incentives, tax and other preferential treatments including full exemption from PRC income tax for 3 years effective from April 1, 1998, followed by a 50 percent reduction for the next three years in accordance with the relevant tax rules and regulation. BK has over 100 employees at its main manufacturing facilities and R & D centre in Beijing. More than 60% are technical and engineering personnel. In order to be at the cutting edge of automation engineering, it has participated in many joint projects with the Institute of Industrial Robots, Automation and Engineering of the University of Science and Technology Beijing (USTB) where BK has recruited some of its core technical and research engineering teams. BK's OEM suppliers include AVTRON
(US), SIEI (Italy), Siemens (Germany), GE-FANUC (US), Yaskawa (Japan) and Omron (Japan). BK is also a distribution agent in China for Yaskawa products including robotics information and other control products. It also acts as authorized value-added reseller for GE-FANUC and SIEI.

On June 15, 2003, the Company entered into an Acquisition Agreement with Speed One Investment Limited ("Speed One") and Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on pre-consolidation basis. The Agreement provides for a one for three reverse split of all the outstanding shares of Drucker which must be approved by share-holders before the issuance of the additional shares may be completed. Pursuant to the Agreement, the Company has issued 17,500,000 common shares pre-consolida-tion and will issue 25,173,600 on post-consolidation basis (representing the 75,520,800 common shares pre-split pursuant to the Agreement). Upon tender by BK Machinery of all the shares it owned in BK, being 25% of all the issued and out-standing shares of BK, the Company issued 17,500,000 common shares. All shares of BK have been delivered to the Company, and the Company has committed to deliver the balance of the shares upon completion of the reverse split. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to shareholders authorization. The Company has not yet obtained such authorization, but intends to do so in the next 60 days.

New Management
--------------

As a result of the BK transaction, Messrs LIU Wei Zhang, Engineer; HONG Liang, Engineer; GE Liang Song, Senior Engineer; SUN Yi Kang, Professor; Ronald Xie, Lawyer; and Nick Ringma, Businessman, have been appointed to the Board. Messrs Patrick Chan (Chairman), Ernest Cheung, Ken Kow & Joseph Tong have resigned from the Board. Mr. Gerald Runolfson has resigned as President and Mr. Ronald Xie has been appointed as President of the Company. Mr. Gerald Runolfson has been appointed Secretary of the Company replacing Mr. Ernest Cheung. Subsequent to the execution of the Acquisition Agreement, Mr. LIU Wei Zhang has been elected as Chairman of the Board.

Appointment of Officers
-----------------------

Ronald Xie was appointed President of the Company to serve at the discretion of the Board of Directors as from June 16, 2003. (See Biographical Information under Directors herein below).

Ronald Xie and Nick Ringma have been appointed as Directors effective June 16, 2003.

Mr. Nick Ringma has been appointed as Vice President of the Company in a separate appointment.

Pursuant to the Acquisition Agreement, the Board of Directors has appointed the following persons as Directors:

Liu, Wei Zhang
Hong, Liang
Ge, Liang Song
Sun, Yi Kang

The biographical information of the new directors is as follows:

RONALD XIURU XIE, age 41, President and Director (appointed in June 2003) obtained a BA degree from Beijing University of International Business & Economics in 1984 and a Master of Law in 1986 from School of Law, Beijing University of International Business & Economics. He obtained an LLB (law) in 1992 from Queen's University in Canada. He is President and director of China NetTV Holdings, Inc. since July 2003 to present. He was a founding partner of Allied Law Office in Beijing, PR China since 1998. He was a Senior Partner, Great Wall Law Office in Beijing, China, 1995-1998. He has been a member of the Chinese practice Bar since 1988 and was called to the Bar of Ontario, Canada in 1993. Mr. Xie will devote approximately 40% of his time to company operations.

NICK RINGMA, age 56, was appointed Vice President and a director of Drucker, Inc. in June 2003. Mr. Ringma studied at Calvin College 1967-68 and obtained a BA in 1973 from Simon Fraser University in Vancouver, BC. From 1997 to present, he has been Vice President and director of Digital Accelerator Corp. He has been a director of Vertigo Technologies, Inc. from September 2002 to present. From 1980-1982, he was President of Miller Electronics - a Division of Gendis.

HONG, LIANG, age 40, obtained a Bachelor Degree in 1985 from Automation Department of USTB. From the beginning of 2003 to the present, he has been Vice G.M. in School-funded Industrial Group of USTB. His major responsibilities include assessment for investment in connection with whole school's industry, evasion of legal risks, project plan, capital operation, public relationship, etc. Mr. Hong was a founder of BK and acts as Vice President, participating in all major decisions and development plan of the company, and shouldering such responsibilities as the establishment of technical and marketing teams, operating management, organization of R & D, development of new technology, administration of major projects, public relations, financing, etc. From 2001 to 2002, Mr. Hong set up Time High-Tech Co., Ltd. (THT) and acted as Vice G.M. The company was invested by State Investment Development Corporation (SIDC) and USTB. Mr. Hong participated in all initial activities including project assessment, financing negotiations, incorporation of joint ventures. From 1999 to 2002, Mr. Hong acted as vice director of Robot Institute of USTB.

SUN, YI KANG, age 71, professor of automation at USTB, obtained a Bachelor Degree in 1952 from Tsinghua University in Beijing, China with a major in Material Molding and Control Engineering. Since 1999, Mr. Sun has acted as Technical Director of BK. He has been a director since incorporation of the company, responsible for technology directions, application and management, product development, international communication and development planning, R & D, and project planning. From 1994 to 1999, Mr. Sun acted as Chief Engineer of BK and was responsible for all major engineering and technological issues.

LIU, WEI ZHANG, age 53, obtained Bachelor Degree from USTB in 1976 and also obtained a Bachelor Degree from the Arts & Law School of USTB in 1982. During the period from 1990 to present, Mr. Liu acted as Vice G.M. and G.M. of BK Machinery; G.M. and President of BK. He is in charge of overall affairs of BK and has turned the company into a top manufacturer and provider of automation system solutions and related products in China.

GE, LIANG SONG, age 38, obtained a Bachelor Degree in 1986 from the Automation Department of USTB and a Master Degree in 1989 from Automation Department of Harbin Institute of Technology, China. From 1998 to 2002, Mr. Ge acted as Vice G.M. of BK. Since the beginning of 2003, Mr. Ge has acted as G.M. of BK.

On January 6, 2003 the Company entered into a Letter of Intent to acquire Crime Prevention Analysis Lab Incorporated (CPAL) in Vancouver, BC, Canada. On April 17, 2003, the Company announced it had decided not to proceed with the acquisition and canceled the letter of intent

Investment Company Act and Other Regulation

         The Company may participate in a business opportunity by purchasing, trading or selling the securities of such business. The Company does not, however, intend to engage primarily in such activities. Specifically, the Company intends to conduct its activities so as to avoid being classified as an "investment company" under the Investment Company Act of 1940 (the "Investment Act"), and therefore to avoid application of the costly and restrictive registration and other provisions of the Investment Act, and the regulations promulgated thereunder.

         Section 3(a) of the Investment Act contains the definition of an "investment company," and it excludes any entity that does not engage primarily in the business of investing, reinvesting or trading in securities, or that does not engage in the business of investing, owning, holding or trading "investment securities" (defined as "all securities other than government securities or securities of majority-owned subsidiaries") the value of which exceeds 40% of the value of its total assets (excluding government securities, cash or cash items). The Company intends to implement its business plan in a manner which will result in the availability of this exception from the definition of "investment company." Consequently, the Company's participation in a business or opportunity through the purchase and sale of investment securities will be limited.

         The Company's plan of business may involve changes in its capital structure, management, control and business, especially as it consummates the reorganization as discussed above. Each of these areas is regulated by the Investment Act, in order to protect purchasers of investment company securities. Since the Company will not register as an investment company, stockholders will not be afforded these protections.

         Any securities which the Company might acquire in exchange for its Common Stock are expected to be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Act"). If the Company elects to resell such securities, such sale cannot proceed unless a registration statement has been declared effective by the Securities and Exchange Commission or an exemption from registration is available. Section 4(1) of the Act, which exempts sales of securities not involving a distribution, would in all likelihood be available to permit a private sale. Although the plan of operation does not contemplate resale of securities acquired, if such a sale were to be necessary, the Company would be required to comply with the provisions of the Act to effect such resale.

Administrative Offices

         The Company currently maintains a mailing address at 916 Cathedral Place, 925 West Georgia Street, Vancouver, B.C. Canada V6C 3L2. The Company's telephone number is (604) 688-6999. Other than this mailing address, the Company also maintains another office at #950, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2.

Employees

         The Company does not currently have any employees. Management of the Company expects to use consultants, attorneys and accountants as necessary, and does not anticipate a need to engage any full-time employees so long as it is seeking and evaluating business opportunities. The need for employees and their availability will be addressed in connection with the decision whether or not to acquire or participate in specific business opportunities. Although there is no current plan with respect to its nature or amount, remuneration may be paid to or accrued for the benefit of the Company's officers prior to, or in conjunction with, the completion of a business acquisition for services actually rendered. See "Executive Compensation" and under "Certain Relationships and Related Transactions."

Risk Factors

1. Conflicts of Interest. Certain conflicts of interest may exist between the Company and its officers and directors. They have other business interests to which they devote their attention, and may be expected to continue to do so although management time should be devoted to the business of the Company. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with fiduciary duties to the Company. See "Management," and "Conflicts of Interest."

2. Need For Additional Financing. The Company funds may not be adequate to fund BK adequately. Even if the Company's funds prove to be sufficient to operate, the Company may not have enough capital to succeed. The ultimate success of the Company may depend upon its ability to raise additional capital. The Company has not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until it determines a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to the Company. If not available, the Company's operations will be limited to those that can be financed with its available capital.

3. Regulation of Penny Stocks. The Company's securities, when available for trading, will be subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker- dealers to sell the Company's securities and also may affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore.

         In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities
Exchange Act of 1934, as amended. Because the securities of the Company may constitute "penny stocks" within the meaning of the rules, the rules would apply to the Company and to its securities. The rules may further affect the ability of owners of Shares to sell the securities of the Company in any market that might develop for them.

         Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The Company's management is aware of the abuses that have occurred historically in the penny stock market. Although the Company does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

4. Lack of Profitable Operating History. The Company was inactive from 1994 to 1996. From 1997 to early 2003, the Company conducted exploration activities on oil and gas properties for joint venture participation in China, Egypt and Algeria. The exploration efforts in China and China were not successful and the Company was not profitable from the operations. Currently the Company has no revenues from oil and gas operations. The Company faces all of the risks of a new business and the risks inherent in the acquisition of a new business opportunity, BK. The Company should be regarded as a new or "start-up" venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.

5. No Assurance of Success or Profitability. There is no assurance that the Company will be profitable. There is no assurance that the BK business acquired will generate revenues or profits, or that the market price of the Company's Common Stock will be increased thereby.

6. Lack of Diversification. Because of the limited financial resources that the Company has, it is unlikely that the Company will be able to diversify its acquisitions or operations. The Company's probable inability to diversify its activities into more than one area will subject the Company to economic fluctuations within its particular business or industry and therefore increase the risks associated with the Company's operations.

7. Dependence upon Management; Limited Participation of Management. The Company will be heavily dependent upon the skills, talents, and abilities of its officers and directors to implement its business plan, and may, from time to time, find that the inability of the officers and directors to devote their full time attention to the business of the Company results in a delay in progress toward implementing its business plan. See "Management." Because investors will not be able to evaluate the merits of possible business acquisitions by the Company, they should critically assess the information concerning the Company's officers and directors.

8. Lack of Continuity in Management. The Company does not have an employment agreement with its officers and directors, and as a result, there is no assurance they will continue to manage the Company in the future. In connection with acquisition of a business opportunity, it is likely the current officers and directors of the Company may resign subject to compliance with Section 14f of the Securities Exchange Act of 1934. A decision to resign will be based upon the identity of the business opportunity and the nature of the transaction and is likely to occur without the vote or consent of the stockholders of the Company.

9. Indemnification of Officers and Directors. Delaware Revised Statutes provide for the indemnification of its directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. The Company will also bear the expenses of such litigation for any of its directors, officers, employees, or agents, upon such person's promise to repay the Company therefor if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by the Company which it will be unable to recoup.

10. Director's Liability Limited. Delaware Revised Statutes exclude personal liability of its directors to the Company and its stockholders for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, the Company will have a much more limited right of action against its directors than otherwise would be the case. This provision does not affect the liability of any director under federal or applicable state securities laws.

11. Dependence upon Outside Advisors. To supplement the business experience of its officers and directors, the Company may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by the Company's President without any input from stockholders. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to the Company. In the event the President of the Company considers it necessary to hire outside advisors, he may elect to hire persons who are affiliates, if they are able to provide the required services.

12. No Foreseeable Dividends. The Company has not paid dividends on its Common Stock and does not anticipate paying such dividends in the foreseeable future.

Political Risks

        The market in China is monitored by the government, which could impose taxes or restrictions at any time which would make operations unprofitable and infeasible and cause a write-off of investment in the properties. Other factors include political policy on foreign ownership, political policy to open the doors to foreign investors.


ITEM 2.  PROPERTIES

         (a)  Real Estate.  None

         (b)  Title to properties.  None

         (c)  Oil and Gas Drilling Activities. None

         (d)  Oil and Gas Production. None

         (e)  Oil and Gas Reserves. None

         (f)  Natural Gas Gathering/Processing Facilities. None.

         (g) Present Activities and Subsequent Events: The Company entered into a stock for stock transaction with BK Machinery and Speed One Investment Limited to acquire all the shares of BK on June 15, 2003. BK is a Chinese company specialized in the manufacturing and distribution of industrial automation system solutions and products in China. The Company issued 17,500,000 common shares to BK Machinery on July 14 under escrow pending delivery of the audit of BK. The Company will issue the balance of the shares under the Acquisition Agreement upon shareholder approval of the 1 new share for 3 old shares reverse split of all its stocks. The transaction involving the 25% of BK shares was completed on February 1, 2004 but requires delivery of the shares called for in the Agreement, which requires an additional authorization of shares.


ITEM 3.           LEGAL PROCEEDINGS

                  None at date of this Annual Report.

ITEM 4.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted during the fiscal year covered by this report to a vote of security holders of Drucker, Inc., through the solicitation of proxies or otherwise.


                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED SECURITY HOLDER MATTERS

         The Company's common stock is traded on the "Over-the-Counter" market on the National Quotation Bureau or the NASD Electronic Bulletin Board. The following table sets forth high and low bid prices of the Company's common stock for the three (3) years ended December 31, 2003, 2002, and 2001 as follows:

                                              Bid
                                     High            Low
2003
         First Quarter               .09             .04
         Second Quarter              .28             .04
         Third Quarter               .28             .14
         Fourth Quarter              .41             .20



                                             Bid
                                     High            Low
2002
         First Quarter               .06             .01
         Second Quarter              .06             .01
         Third Quarter               .05             .02
         Fourth Quarter              .05             .01



         Such over the counter market quotations reflect interdealer prices, without retail mark up, mark down or commission and may not necessarily represent actual transactions.

         (b) As of December 31, 2003 the Registrant had 57 shareholders of record of the common stock.

         (c) No dividends on outstanding common stock have been paid within the last two fiscal years, and interim periods. We do not anticipate or intend upon paying dividends for the foreseeable future.


ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.

The information presented here should be read in conjunction with Drucker, Inc.'s financial statements and other information included in this Form 10-KSB. When used in this Form 10-KSB, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.


Overview

On June 15, 2003, the Company entered into an Acquisition Agreement to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on pre-consolidation basis. The Agreement provides for a one for three reverse split of all the outstanding shares of Drucker which must be approved by shareholders before the issuance of the additional shares may be completed. Pursuant to the Agreement, the Company has issued 17,500,000 common shares pre-consolidation under escrow. Upon shareholders' approval of the required reverse split, the balance of the shares for the acquisition transaction will be issued by the Company and the agreement will be completed.

   The transaction involving the 25% shares of BK was completed February 1, 2004 but requires additional authorization of shares for the Company to issue the balance of the shares under the transaction.

Results of Operations

      The Company had no operations during the fiscal year ended December 31, 2003. The Company's revenue were derived from the disposal of 495,600 shares of Tanganyika Oil Company Ltd. for a gain of $1,364,530 and an interest income of $7,010, totaling $1,371,540. The Company incurred expenses of $471,552 stemming from general and administrative expenditures as compared to $159,555 for the same period of last year. The increase of $311,997 was mainly due to the consulting fees paid to directors and consultants for their services and legal and accounting fees incurred in connection with the BK acquisition. No future commitments exist for the consulting and legal fees, however, the Company may need to incur additional fees of this type as a result of finalizing the BK acquisition.

         We expect the current trend of level of expenditures to continue at about the same rate based on our current business situation. We currently have sufficient cash to operate for the balance of 2004 at the current level of business. This could change, however, if any other business venture were to be embarked upon, and the available cash could be depleted much more rapidly.

        In 2003, the net operating income was $899,988 compared to a net operating loss of ($152,162) in 2002. In 2002, the Company had additional losses on discontinued operations and upon disposal of the discontinued subsidiary of ($120,076). The net income for 2003 was $899,988 or $0.03 per share compared to a net loss of $(272,238) or ($0.01) per share in 2002.


LIQUIDITY

         The Company may use all of its liquidity in the attempt to acquire or develop a business. The Company is unable to carry out any plan of business without adequate funding. The Company cannot predict to what extent its current liquidity and capital resources will impair the consummation of a business combination or whether it will incur further operating losses through any business entity which the Company may eventually acquire. There is no assurance that the Company can continue as a going concern without more and substantial funding in any business, for which funding there is no committed source. The Company had cash at year end of $1,274,931 and stock of Tanganyika Oil Company, Ltd. valued at $2,927,112. The Company's primary capital resources are stock from another company, Tanganyika Oil Company, Ltd., its own stock and cash on deposit. 495,600 shares of Tanganika were sold during 2003 and 504,400 shares were held as of December 31, 2003. Management will continue to sell the remaining shares for working capital purpose, if required. The Company's own stock may be illiquid because it is restricted in an unproved company with a short history of income generation.

         As the Company has disposed of its subsidiary, Drucker Petroleum, Inc., in 2002, the Company will be dependent on its cash reserves for its short term needs. The Company had current assets of $1,297,924 at December 31, 2003 and had current liabilities of $56,520. These amounts are sufficient to the Company for continued operations at the current level until the end of 2004. This could change, however, if any other business venture were to be embarked upon, and the available cash could be depleted much more rapidly. On a long-term basis, we have no long term debt.

The Company also has an amount due from a related party of $111,265 which is repayable on December 31, 2003. The Company has already demanded for repayment of balance due from the related party and is in the course of negotiation on the terms of repayment by installments.

The Company has no plans for significant research and development or capital expenditures in the next twelve months, nor does it expect to hire any significant employees subject to its completion of a merger opportunity.


Market Risk

Except from holding the securities held for sale, the Company does not hold any derivatives or other investments that are subject to market risk. The carrying values of any financial instruments, approximate fair value as of those dates because of the relatively short-term maturity of these instruments which eliminates any potential market risk associated with such instruments.

As of December 31, 2003, the Company held 504,400 shares of Tanganyika Oil Company Ltd. as securities held for sale. The Company has recorded $2,769,303 unrealized gain under other comprehensive income, which is included in the stockholders' equity section.


NEED FOR ADDITIONAL FINANCING

         No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover expenses as they may be incurred.

         In the event the Company's cash assets and other prove to be inadequate to meet the Company's operational needs, the Company might seek to compensate providers of services by issuances of stock in lieu of cash.

         The Company has plans to continue any research and development in the next twelve months and could spend $1 million on R&D. The Company has no plans at this time for purchases or sales of fixed assets which would occur in the next twelve months.

         The Company has no expectation or anticipation of significant changes in number of employees in the next twelve months, it may acquire or add employees of an unknown number in the next twelve months.


ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

          The response to this Item is included as a separate Exhibit to this report. Please see pages F-1 through F-27.


ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Effective on March 18, 2004, Amisano Hanson, Chartered Accountants, resigned as the principal accountant engaged to audit the financial statements of Drucker, Inc. (the "Company"). Amisano Hanson, Chartered Accountants, performed the December 31, 2002 and 2001 audits of the Company's financial statements. During this period and the subsequent interim period prior to their resignation, there were no disagreements with Amisano Hanson, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Amisano Hanson, Chartered Accountants, satisfaction would have caused Amisano Hanson, Chartered Accountants, to make reference to this subject matter of the disagreements in connection with Amisano Hanson, Chartered Accountants, report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

The Company has requested Amisano Hanson, Chartered Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated March 19, 2004 was attached and filed with the Form 8-K.

On March 18, 2004, the Company engaged Clancy & Co. P.L.L.C. to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Clancy & Co. P.L.L.C. with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

The Board of Directors of the Company approved the change in accountants described herein.

ITEM 8A.   CONTROLS AND PROCEDURES

The Company's president acts both as the Company's chief executive officer and chief financial officer and is responsible for establishing and maintaining disclosure controls and procedures for the Company.

(a) Evaluation of Disclosure Controls and Procedures

Based on his evaluation as of December 31, 2003, the chief executive officer and chief financial officer has concluded that the Company's disclosure controls and procedures (as defined in Rule 13a-14(c) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) are effective to ensure that information required to be disclosed by the Company in reports that the Company files or submits under the Securities Exchange Act, as amended is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) Changes in Internal Controls

Based on his evaluation as of December 31, 2003, the chief executive officer and chief financial officer has concluded that there were no significant changes in the Company's internal controls over financial reporting or in any other areas that could significantly affect the Company's internal controls subsequent to the date of his most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                    PART III

ITEM 9.           DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The following table furnishes the information concerning our directors and officers as of December 31, 2003 as well as those who were directors as of December 31, 2002. The directors of the Registrant are elected every year and serve until their successors are elected and qualify.

Name                             Age     Title                            Term
-------------------------        ---     --------------------------      ------
Ronald Xiuru Xie                 41      President, CEO, Acting CFO
(appointed as of June 16, 2003)              and Director                Annual

Gerald William Runolfson         62      Former President (resigned
(at December 31, 2002)                   June 15, 2003)
                                         Current Secretary and Director  Annual

Nick Ringma                      56      Vice President and Director     Annual
(appointed as of June 16, 2003)

Wei Zhang Liu                    53      Director and Chairman           Annual
(appointed as of August 11, 2003)

Liang Hong                       40      Director                        Annual
(appointed as of August 11, 2003)

Liang Song Ge                    38      Director                        Annual
(appointed as of August 11, 2003)

Yi Kang Sun                      71      Director                        Annual
(appointed as of August 11, 2003)

         The term of office for each director is one (1) year, or until his/her successor is elected at the Company's annual meeting and qualified. The term of office for each officer is at the pleasure of the board of directors.

         At December 31, 2002, the board of directors had an audit committee with Gerald Runolfson and Ernest Cheung as committee members and also had a compensation committee with Gerald Runolfson and Ernest Cheung as committee members. Mr. Cheung resigned in August 2003.

         As of August 31, 2003, the Board of Directors acts as the Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2003, the Board of Directors held numerous meetings.


         (b) Identification of  Significant Employees.

         There are no employees other than the directors disclosed above who make, or are expected to make, significant contributions to the business, the disclosure of which would be material.

         (c)  Family Relationships. None.

         (d)  Business Experience.

         The following is a brief account of the business experience during the past five years of each director and executive officer of the Registrant, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.


                              MANAGEMENT EXPERIENCE

            RONALD XIURU XIE, age 41, President, Director, CEO, and Acting CFO of Drucker, Inc. (appointed in June 2003) obtained a BA degree from Beijing University of International Business & Economics in 1984 and a Master of Law in 1986 from School of Law, Beijing University of International Business & Economics. He obtained an LLB (law) in 1992 from Queen's University in Canada. He is President and director of China NetTV Holdings, Inc. since July 2003 to present. He was a founding partner of Allied Law Office in Beijing, PR China since 1998. He was a Senior Partner, Great Wall Law Office in Beijing, China, 1995-1998. He is admitted to practice in China since 1988 and was called to the Bar of Ontario, Canada in 1993. Mr. Xie will devote approximately 40% of his time to company operations.

         NICK RINGMA, age 56, was appointed a director of Drucker, Inc. in June 2003. Mr. Ringma studied at Calvin College 1967-68 and obtained a BA in 1973 from Simon Fraser University in Vancouver, BC. From 1997 to present, he has been Vice President and director of Digital Accelerator Corp. He has been a director of Vertigo Technologies, Inc. from September 2002 to present. From 1980-1982, he was President of Miller Electronics - a Division of Gendis.

         GERALD WILLIAM RUNOLFSON, current Secretary and Director, age 62, was President and Director of Drucker, Inc. from 1991 to June 2003. He received a Bachelor of Science in Civil Engineering in 1963 from University of Saskatchewan Canada. He studied Business Administration 1970 - 1971 at University of Alberta, Canada. From 1988 to 2000, he has been President of International Butec Industries Corp., Vancouver, BC, a company involved in mining exploration but switched to high tech (smart card technology) in 2000. He has resigned as an officer and director from Butec effective January 29, 2001. From 1991 to 1994 he was President of N-Viro Recovery, Inc. From 1994 to present he has been President of Elkon Products, Inc. of Vancouver, B.C. Principal business of Elkon Products is the supply of silica fume. Silica fume is a product 100 times finer than cement and is a byproduct of the silicon metal manufacturing business. Elkon has the exclusive Canadian distribution rights for all silica fume produced in Canada. The product is used mainly in oil well cementing operation and in concrete construction. It is delivered by bulk rail car from Quebec to Alberta and then delivered by tanker truck to the company's customers. Major customers include the oilfield service companies: Halliburton, BJ Services. He has been a Director of Horseshoe Gold Mines since 1991, a mining exploration company currently focusing on diamond exploration in Northern Canada. He resigned as President in June 2003 and was appointed Secretary.

            WEI ZHANG LIU, age 53, was appointed a director of Drucker, Inc. on August 11, 2003. He obtained a Bachelor Degree from University of Science and Technology Beijing ("USTB") in 1976 and also obtained a Bachelor Degree from the Arts & Law School of USTB in 1982. During the period from 1990 to present, Mr. Liu acted as Vice G.M. and G.M. of BK Machinery; G.M. and President of BK. He is in charge of overall affairs of BK and has turned the company into a major manufacturer and provider of automation system solutions and related products in China.

         LIANG HONG, age 40, was appointed a director of Drucker, Inc. on August 11, 2003. He obtained a Bachelor Degree in 1985 from Automation Department of USTB. From the beginning of 2003 to the present, he has been Vice G.M. in School-funded Industrial Group of USTB. His major responsibilities include assessment for investment in connection with whole school's industry, estimation of legal risks, project plan, capital operation, public relationship, etc. Mr. Hong was a founder of BK and acts as Vice President, participating in all major decisions and development plan of the company, and shouldering such responsibilities as the establishment of technical and marketing teams, operating management, organization of R & D, development of new technology, administration of major projects, public relations, financing, etc. From 2001 to 2002, Mr. Hong set up Time High-Tech Co., Ltd. (THT) and acted as Vice G.M. The company was invested by State Investment Development Corporation (SIDC) and USTB. Mr. Hong participated in all initial activities including project assessment, financing negotiations, incorporation of joint ventures. From 1999 to 2002, Mr. Hong acted as vice director of Robot Institute of USTB.

         LIANG SONG GE, age 38, was appointed a director of Drucker, Inc. on August 11, 2003. He obtained a Bachelor Degree in 1986 from the Automation Department of USTB and a Master Degree in 1989 from Automation Department of Harbin Institute of Technology, China. From 1998 to 2002, Mr. Ge acted as Vice G.M. of BK. Since the beginning of 2003, Mr. Ge has acted as G.M. of BK.

         YI KANG SUN, age 71, was appointed a director of Drucker, Inc. on August 11, 2003. He is a professor of automation at USTB, obtained a Bachelor Degree in 1952 from Tsinghua University in Beijing, China with a major in Material Molding and Control Engineering. Since 1999, Mr. Sun has acted as Technical Director of BK. He has been a director since incorporation of the company, responsible for technology directions, application and management, product development, international communication and development planning, R & D, and project planning. From 1994 to 1999, Mr. Sun acted as Chief Engineer of BK and was responsible for all major engineering and technological issues.

Each of the Directors, Mssrs. Ringma, Liu, Hong, Ge, Sun, and Runolfson devotes 10% of his time to the business of the Company.

         (e) Directors' Compensation

         Each member of the Board of Directors receives $1,000.00 plus reasonable outside travel expenses for each Board meeting he attends and for each Committee meeting he attends during the fiscal year. Directors who are also officers of the Company receive no compensation for services as a director.

Indemnification of Officers and Directors

     As permitted by Delaware Law, the Company may indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Exclusion of Liability

     The Delaware Corporation Law excludes personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of the Delaware Law, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director's liability under federal or applicable state securities laws.

Conflicts of Interest

         The officers and directors of the Company will not devote more than a portion of their time to the affairs of the Company. There will be occasions when the time requirements of the Company's business conflict with the demands of their other business and investment activities. Such conflicts may require that the Company attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to the Company.

         There is no procedure in place which would allow officers or directors to resolve potential conflicts in an arms-length fashion. Accordingly, he will be required to use his discretion to resolve them in a manner which he considers appropriate.

         The Company's officers and directors may actively negotiate or otherwise consent to the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. It is anticipated that a substantial premium over the initial cost of such shares may be paid by the purchaser in conjunction with any sale of shares by the Company's officers and directors which is made as a condition to, or in connection with, a proposed merger or acquisition transaction. The fact that a substantial premium may be paid to the Company's officers and directors to acquire their shares creates a potential conflict of interest for them in satisfying their fiduciary duties to the Company and its other shareholders.

Even though such a sale could result in a substantial profit to them, they would be legally required to make the decision based upon the best interests of the Company and the Company's other shareholders, rather than their own personal pecuniary benefit.


ITEM 10.          EXECUTIVE COMPENSATION

         (a)  Cash Compensation.

         Compensation paid for all services provided during the fiscal year ended December 31, 2003, to each of our executive officers and to all officers as a group is set forth below.


                                    SUMMARY COMPENSATION TABLE OF EXECUTIVES
                                            Annual Compensation                                          Awards

Name and                 Year          Salary ($)       Bonus         Other Annual          Restricted           Securities
Principal                                               ($)           Compensation ($)      Stock                Underlying
Position                                                              Award(s)($)           Options/SARs(#)

Gerald                    2003          0                 0              20,000             0                         0
Runolfson,                2002          0                 0              23,000             0                         0
President                 2001          0                 0              24,000             0                         0
(resigned June 2003
currently Secretary)

Ernest Cheung,            2003          0                 0               6,000             0                         0
Secretary                 2002          0                 0              25,000             0                         0
(resigned June 2003)      2001          0                 0              48,000             0                         0

Patrick Chan,             2003          0                 0                 0               0                         0
Chairman                  2002          0                 0                 0               0                         0
(resigned June 2003)      2001          0                 0                 0               0                         0

Ronald Xie,               2003          0               20,000           70,000             0                         0
President/Director        2002          0                 0                 0               0                         0
                          2001          0                 0                 0               0                         0

Nick Ringma               2003          0               10,000           28,000             0                         0
Vice President/Director   2002          0                 0                 0               0                         0
                          2001          0                 0                 0               0                         0

Officers                  2003          0               30,000          124,000             0                         0
as a group                2002          0                 0              48,000             0                         0
                          2001          0                 0              72,000             0                         0

         (b) Compensation Pursuant to Option Plans. See Executives' and Directors' Compensation Tables.

         (c) Other Compensation. None. No stock appreciation rights or warrants exist to management.

         (d) Compensation of Directors.

         Compensation paid by us for all services provided during the fiscal year ended December 31, 2003 to each of our directors and to all directors as a group is set forth below:

DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

(Except for compensation of Officers who are also Directors which Compensation is listed in Summary Compensation Table of Executives)


                                                      Cash Compensation
Security Grants
------------------------------------------------------------------------------------------------------------------------------------
Name                              Annual             Meeting          Consulting              Number            Number of Securities
                                  Retainer           Fees ($)         Fees/Other              of                Underlying
                                  Fees               ($)              Fees ($)                Shares(#)         Options/SARs(#)
A. Director                       0                      0                20,000                0                    0
Gerald Runolfson

B. Director                       0                      0                 6,000                0                    0
Ernest Cheung
(resigned August 2003)

C. Director                       0                      0                     0                0                    0
Patrick Chan
(resigned June 2003)

D. Director                       0                      0                     0                0                    0
Joseph Tong
(resigned June 2003)

E. Director                       0                      0                 36,919               0                    0
Ken Kow
(resigned August 2003)

F. Director                       0                      0                     0                0                    0
Zhang Liu Wei

G. Director                       0                      0                     0                0                    0
Hong Liang

H. Director                       0                      0                     0                0                    0
Liang Song Ge

I. Director                       0                      0                     0                0                    0
Liang Hong

J. Director                       0                      0                     0                0                    0
Yi Kang Sun

K. Director                       0                      0                  90,000              0                    0
Ronald Xie

L. Director                       0                      0                  38,000              0                    0
Nick Ringma




         (e)  Termination of Employment and Change of Control Arrangements.
                  None

         (f) Stock purchase options:

Share Purchase Options
     Patrick Chan                                       550,000 shares (1)
     FKT Exploration Consultants, Ltd.                  325,000 shares (2)
     Ken K Consulting, Ltd.                             325,000 shares (3)
     Cobilco Inc.                                       550,000 shares (4)
     Lancaster Pacific Investment Ltd.                  550,000 shares (5)
     Gerry Runolfson                                    300,000 shares (6)
     Yonderiche Int'l Consultants                       150,000 shares (7)
     808719 Ont. Ltd.                                   100,000 shares (8)
     Gemsco Management Ltd.                             100,000 shares (9)


         The above options were issued in November, 1999 with expiry on March 31, 2006 and are exercisable at US$0.40 per share. As of the date of this report none of the above options has been exercised.

(1)  Mr. Chan was Chairman of the Board.
(2)  FKT Exploration Consultant, Ltd. is owned by Fred Tse, a consultant.
(3)  Ken K Consultant, Ltd. is owned by Ken Kow, a paid consultant and director.
(4) Cobilco is owned by Raoul Tsakok, a director, of Richco Investors, Inc., a major shareholder.
(5)  Lancaster Pacific Investment, Ltd. is owned by Paul Chan, a consultant.
(6)  Mr. Runolfson is President and director.
(7)  Yonderiche Int'l Consultants is owned by Jack Song.
(8)  808719 Ont., Ltd. is owned and controlled by Joe Tong, a director.
(9) Gemsco Management, Ltd. is owned and controlled by Maurice Tsakok, a director of Richco Investors, Inc. a major shareholder

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Registrant's officers and directors, and persons who own more than 10% of a registered class of the Registrant's equity securities, to file reports of ownership and changes in ownership of equity securities of the Registrant with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater-than 10% shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) that they file. All new officers, directors or 10% shareholders have filed any reports pursuant to Section 16(a) at year end. Although, all of them were filed late in 2003 as to Forms 3. All prior officers and directors had previously filed reports under 16a as required in 2002 and 2003.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         (a) Beneficial owners of five percent (5) or greater, of the Registrant's Common Stock and Warrants: No Preferred Stock is outstanding at the date of this offering. The following sets forth information with respect to ownership by holders of more than five percent (5%) of the Registrant's Common Stock known by us based upon 32,476,250 shares outstanding at December 31, 2002.


Title            Name and                         Amount and             Percent
 of              Address of                       Nature of                of
Class            Beneficial Owner                 Beneficial Interest    Class
-------          ----------------------           ---------------------  -------
(i)
Title            Name and                         Amount and             Percent
 of              Address of                       Nature of                of
Class            Beneficial Owner                 Beneficial Interest    Class
                                                                         Current
                                                                         -ly
                                                                         Author-
                                                                         ized
-------          ----------------------           ---------------------  -------
Common Stock     Richco Investors, Inc.           9,225,000(1)(2)        18.48%
                 789 West Pender St. #950
                 Vancouver, B.C. Canada V6C 1H2

Common Shares    Beijing Beike Machinery          17,500,000             35%
                 Electronics Materials Hightech
                 Corp.

Common Shares    Speed One Investment Ltd.        75,520,800*            0%

*These shares will be issued after the additional authorization of common shares subject to this Information Statement.

(ii) The following sets forth information with respect to our Common Stock beneficially owned by each officer and director at March 30, 2004 and by all directors and officers as a group. (Table includes options granted to officers and directors. See Item 10(f) Stock Purchase Options.)

Title        Name of                        Amount and                Percent
of           Beneficial                     Nature of                 of
Class        Owner                          Beneficial Ownership      Class
-----        -----                          --------------------      -----
Common       Gerald Runolfson               512,501 (a)(b)            1.5%
             Secretary and Director
             (former President)
             4151 Rose Crescent             812,501 (b)
             West Vancouver,                including options         2.4%
             B.C. Canada

Common       Nick Ringma                    0                         0%
             916 Cathedral Place
             925 West Georgia Street
             Vancouver, B.C., Canada
             V6C 3L2

             Wei Zhang Liu                  14,650,776                11.67%
             916 Cathedral Place
             925 West Georgia Street
             Vancouver, B.C., Canada
             V6C 3L2

             Liang Hong                     14,650,776                11.67%
             916 Cathedral Place
             925 West Georgia Street
             Vancouver, B.C., Canada
             V6C 3L2

             Yi Kang Sun                    10,464,840                8.34%
             916 Cathedral Place
             925 West Georgia Street
             Vancouver, B.C., Canada
             V6C 3L2

             Liang Song Ge                  14,650,776                11.67%
             916 Cathedral Place
             925 West Georgia Street
             Vancouver, B.C., Canada
             V6C 3L2


NAME                                # OF SHARES     PRE TRANSACTION         POST TRANSACTION
                                                    (%)                     (%)

    Ronald Xie                      0               0                       0
    916 Cathedral Place
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Gerald Runolfson                512,501         1.5                     .4%
    916 Cathedral Place             (+300,000       2.4                     .6%
    925 West Georgia Street         options)
    Vancouver, B.C., Canada
    V6C 3L2

    Nick Ringma                     0               0                       0
    916 Cathedral Place
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Wei Zhang Liu                   14,650,776      0                       11.67%
    916 Cathedral Place
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Liang Hong                      14,650,776      0                       11.67%
    916 Cathedral Place
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Liang Song Ge                   14,650,776      0%                      11.67%
    916 Cathedral Place             (1)(2)
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

                                       25


    Yi Kang Sun                     10,464,840      0                       8.34%
    916 Cathedral Place
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Beijing Science & Technology    23,255,200      0                       18.53%
      University (USTB)             (pre-transaction 17,500,000) (2)(3)

    BK Machinery                    23,255,200      0                       18.53%

    Hong Jun Lu                     2,092,968       0                       1.67%
    916 Cathedral Place             (1)(2)
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Wang Ping                       5,581,248        0                      4.45%
    916 Cathedral Place             (1)(2)
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

    Ling Sheng Han                  7,674,216        0                      6.12%
    916 Cathedral Place             (1)(2)
    925 West Georgia Street
    Vancouver, B.C., Canada
    V6C 3L2

Total Officers & Directors Post Transaction     62,091,384(4)     49.47%
                                                69,765,600        55.6%

(1)  Through ownership of Speed One Investment LTD.

(2)  Post transaction

(3)  Currently holds 17,500,000 shares

(4)  Assuming by % beneficial ownership of Speed One Investment Ltd.

(5)  As beneficially controlled by Speed One Investment Ltd. (Group)


(a) Porta-Pave Industries, Inc. (company owned by Runolfson family) owns 380,002 shares

(b) Gerald Runolfson, individually owns 132,499 shares and has an option to acquire 300,000 shares.

          (1) 9,225,000 shares are owned by Richco Investors, Inc. of which Ernest Cheung is a director, officer and shareholder. Richco Investors, Inc. is beneficially owned by Raoul Tsakok through ownership of 50%+ shares of common stock of Richco Investors, Inc. Mr. Raoul Tsakok, through Cobilco, Inc., has an option to acquire 550,000 shares.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain Transactions

On June 15, 2003, the Company entered into an Acquisition Agreement to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the Company, calculated on pre-consolidation basis. The Agreement provides for a one for three reverse split of all the outstanding shares of Drucker which must be approved by shareholders before the issuance of the additional shares may be completed. Pursuant to the Agreement, the Company has issued 17,500,000 common shares pre-consolidation under escrow. Upon shareholders' approval of the required reverse split, the balance of the shares for the acquisition transaction will be issued by the Company and the agreement will be completed.

   The transaction involving the acquisition of the 25% BK shares was completed February 1, 2004. The entire transaction will be completed as soon as the reverse split or the increase of ahtiorized capital is completed to enable the Company to issue and deliver the balance of the shares for the transaction.

         The new officers, directors, and principal shareholders: Liang Song Ge, Liang Hong, Wei Zhang Liu, Yi Kong Sun, and USTB (university) received an aggregate of 17,500,000 shares in 2003 and will receive an additional 75,520,800 shares in 2004 upon completion of the reverse split or increase of authorized capital.

         The Company has committed to issue, as soon as the reverse split or increase of authorized capital is completed, to an officer 6,511,456 shares in payment of legal fees for the transaction, which is equal to 7% of the stock issued and to be issued for the BK transaction.

         Certain employees, officers, directors, and affiliates were granted options in November 1999. The options are exercisable at $0.40 per share and extend until March 31, 2006. The granting of these options for their services have been very favorable to the Company as these services are necessary and are provided at no monetary cost to the Company.

1. Mr. Chan, who is Chairman of the Board, was granted an option for 550,000 shares, for his negotiation for oil concessions in China and for his contributions in the areas of regulatory matters, Chinese oil and gas market conditions and strategies aimed at penetrating that market.
2. FKT Exploration Consultants, Ltd. is owned by Fred Tse, a consultant. It received a 325,000 share option for their contribution in assessing the risks and rewards of global geological plays, in advising on joint venture drilling targets and in advising on drilling and completion progress.
3. Ken K Consultant, Ltd. is owned by Ken Kow, a paid consultant and a director. It received a 325,000 share option for providing technological information on drilling and for geological interpretation, for technological research in new joint venture, and for his help in the general management of Drucker.
4. Cobilco is owned by Raoul Tsakok, a director, of Richco Investors, Inc., a majority shareholder. Cobilco was granted a 550,000 share option for their role as advisor on strategic issues, oil and gas industry market trends, and financial and capital market issues.
5. Lancaster Pacific Investment, Ltd. is owned by Paul Chan, a consultant. It received a 550,000 share option for their contributions in the areas of regulatory matters, Chinese oil and gas market conditions and strategies aimed at penetrating that market.
6. Mr. Runolfson is President and director. He received a 300,000 share option for the general management of Drucker, investor relations, financial and capital market matters and for services as a director.

7. Yonderiche Int'l Consultants is owned by Jack Song. It received a 150,000 share option for their services rendered in matters regarding Chinese government policies and regulations and for their work in negotiating oil concessions in China.
8. 808719 Ont. Ltd. is owned and controlled by Joseph Tong, a director. It received a 100,000 share option for services rendered as director.
9. Gemsco Management, Ltd. is owned and controlled by Maurice Tsakok, a director of Richco Investors, Inc. a major shareholder. It received 100,000 share option for designing and implementing our corporate and for advising on computer and internet technology.


ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     (a) Financial Statements and Schedules. The following financial statements and schedules for Drucker, Inc., as of December 31, 2003 and 2002 are filed as part of this report.

     (b) Exhibits Reports on Form 8-K: None for the reporting period.

ITEM 14.          PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

              Clancy and Co., P.L.L.C. {"Clancy") provided audit services to the Company in connection with its annual report for the fiscal year ended December 31, 2003. Amisano Hanson ("AH") provided audit services to the Company in connection with the Company's annual report for the fiscal year ended 2002. The aggregate fees billed by Clancy for the 2003 audit of the Company's annual financial statements was $12,000 and the aggregate fees billed by AH for the 2003 quarterly reviews of the Company was $9,369. The aggregate fees billed by AH for the 2002 audit of the Company's annual financial statements and a review of the Company's quarterly financial statements was $31,319.

Audit Related Fees

              No fees were billed by Clancy or AH to the Company for professional services that are reasonably related to the audit or review of the Company's financial statements that are not disclosed in "Audit Fees" above.

Tax Fees
              No fees were billed by Clancy to the Company in 2003 for professional services rendered in connection with the preparation of the Company's tax returns for the period. AH billed to the Company fees of $nil in 2002 for professional services rendered in connection with the preparation of the Company's tax returns for the period.

All Other Fees
              No fees were billed by Clancy or AH to the Company for other professional services rendered or any other services not disclosed above.

Audit Committee Pre-Approval
            At December 31, 2002, the board of directors had an audit committee with Gerald Runolfson and Ernest Cheung as committee members and also had a compensation committee with Gerald Runolfson and Ernest Cheung as committee members. Mr. Cheung resigned in August 2003.

         As of August 31, 2003, the Board of Directors acts as the Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2003, the Board of Directors held numerous meetings.

                                   Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             DRUCKER, INC.


Date: April 20, 2004                         By: /s/ Ronald Xiuxu Xie
                                                 ----------------------------
                                                 Ronald Xiuxu Xie, President

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date: 4/20/2004                              By: /s/ Ronald Xiuxu Xie
                                                 ----------------------------
                                                 Ronald Xiuxu Xie,
                                                 President and Director



Date: 4/20/2004                                  /s/ Gernald William Runolfson
                                                 ----------------------------
                                                 Gernald William Runolfson,
                                                 Secretary and Director



Date: 4/20/2004                                  /s/ Nick Ringma
                                                 ----------------------------
                                                 Nick Ringma,Director


Date: 4/20/2004                                  /s/ Wei Zhang Liu
                                                 -----------------------------
                                                 Wei Zhang Liu, Director



Date: 4/20/2004                                  /s/ Liang Hong
                                                 -----------------------------
                                                 Liang Hong, Director

Date: 4/20/2004                                  /s/Liang Song Ge
                                                 -----------------------------
                                                 Liang Song Ge, Director

Date: 4/20/2004                                  /s/Yi Kang Sun
                                                 -----------------------------
                                                 Yi Kang Sun, Director

                         DRUCKER, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



Independent Auditors' Report of Clancy and Co., P.L.L.C............      F-1

Independent Auditors' Report of Amisano Hanson.....................      F-2

Consolidated Balance Sheets........................................      F-3

Consolidated Statements of Operations..............................      F-4

Consolidated Statements of Changes in Stockholders' Equity.........      F-5

Consolidated Statements of Cash Flows..............................      F-6

Notes to the Consolidated Financial Statements.....................   F-7 - F-14

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Drucker, Inc.

We have audited the consolidated balance sheet of Drucker, Inc. (a Delaware corporation) and Subsidiaries as of December 31, 2003, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Drucker Inc. and Subsidiaries at December 31, 2003, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Clancy and Co., P.L.L.C.
Clancy and Co., P.L.L.C.
Phoenix, Arizona

April 13, 2004

                        CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the use in the Form 10-KSB, dated April 15, 2004, of our report dated January 22, 2003, relating to the financial statements of Drucker, Inc., as of January 22, 2003, which appears in such Form 10-KSB.

Vancouver, Canada                                            "Amisano Hanson"
April 15, 2004                                         CHARTERED  ACCOUNTANTS




                                         DRUCKER, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEET
                                                DECEMBER 31, 2003
Stated in U.S. dollars
------------------------------------------------------------------------------------------

ASSETS
Current Assets
   Cash                                                              $          1,274,931
   Prepaid expenses and other current assets                                        4,728
   Prepaid expenses - related party (Note 3)                                       18,265
                                                                      --------------------
Total Current Assets                                                            1,297,924

Fixed assets, net (Note 2)                                                         14,729

Due from related parties (Note 3)                                                 111,652

Securities - available for sale (Note 4)                                        2,927,112
                                                                      --------------------

Total Assets                                                         $          4,351,417
                                                                      ====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable and other accrued liabilities                     $             56,520

Commitments and contingencies (Notes 6, 10)                                             -

Stockholders' Equity
  Common stock : $0.001 par value, authorized: 50,000,000
      Issued and outstanding: 32,476,250 shares                                    32,115
  Additional paid-in capital                                                    6,843,803
  Accumulated deficit                                                         (5,340,528)
  Accumulated other comprehensive income                                        2,759,507
                                                                      --------------------
Total Stockholders' Equity                                                      4,294,897
                                                                      --------------------

Total Liabilities and Stockholders' Equity                           $          4,351,417
                                                                      ====================




       The accompanying notes are an integral part of these financial statements.

                                           F-3



                                            DRUCKER, INC. AND SUBSIDIARIES
                                         CONSOLIDATED STATEMENTS OF OPERATIONS
                                    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
Stated in U.S. dollars                                                             2003                    2002
------------------------------------------------------------------------------------------------------------------------

Expenses
   Accounting and audit                                                                  61,966                  17,877
   Consulting (Note 3)                                                                  240,972                 111,288
   Depreciation                                                                           2,286                   1,227
   Foreign exchange (gain) loss                                                        (36,632)                     904
   Legal and professional                                                               117,189                   9,577
   Other operating expenses                                                              85,771                  18,682
                                                                            --------------------   ---------------------
Total expenses                                                                          471,552                 159,555

Other income
   Gain on disposal of securities - available for sale (Note 4)                       1,364,530                       -
   Interest income                                                                        7,010                   7,393
                                                                            --------------------   ---------------------
Total other income                                                                    1,371,540                   7,393
                                                                            --------------------   ---------------------

Income (loss) from continuing operations before taxes                                   899,988                (152,162)

Provision for income taxes (Note 5)                                                           -                       -
                                                                            --------------------   ---------------------

Loss from continuing operations                                                         899,988                (152,162)

Discontinued operations (Note 8)
   Loss from operations                                                                       -                 (65,578)
   Loss from disposal of subsidiary, net of tax                                               -                 (54,498)
                                                                            --------------------   ---------------------
Loss from discontinued operations                                                             -                (120,076)
                                                                            ====================   =====================

Net income (loss)                                                                 $     899,988          $     (272,238)
                                                                            ====================   =====================

Basic and diluted loss per share:
  Loss from continuing operations                                                  $       0.03           $      (0.01)
  Loss from discontinued operations                                                           -                  (0.00)
                                                                            --------------------   ---------------------
                                                                                   $       0.03           $      (0.01)
                                                                            ====================   =====================

Basic and diluted weighted average common shares outstanding:                        32,476,250              32,476,250
                                                                            ====================   =====================



                              The accompanying notes are an integral part of these financial statements.

                                                                 F-4



                         DRUCKER, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                        Accumulated
                                                           Stock       Additional                          Other
                                               Common    Amount At      Paid-In       Accumulated      Comprehensive
Stated in U.S. dollars                         Shares    Par Value      Capital         Deficit           Income            Total
------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                    32,476,250   $  32,115    $  6,843,803 $ (5,968,278)      $         -     $   907,640

Components of comprehensive loss:
   Translation adjustments                             -           -               -             -              170             170
   Unrealized gain on securities                       -           -               -             -           54,315          54,315
   Net loss                                            -           -               -     (272,238)                -       (272,238)
                                                                                                                   -----------------
Total comprehensive loss                                                                                                  (217,753)

                                                                                                                   -----------------

                                            ----------------------------------------------------------------------------------------
Balance, December 31, 2002                    32,476,250      32,115       6,843,803   (6,240,516)           54,485         689,887

Components of comprehensive income:
   Translation adjustments                             -           -               -             -          (9,966)         (9,966)
   Unrealized gain on securities, net of
    reclassification adjustment [1]                    -           -               -             -        2,714,988       2,714,988
   Net income                                          -           -               -       899,988                -         899,988
                                                                                                                   -----------------
Total comprehensive income                                                                                                3,605,010
                                                                                                                   -----------------

                                            ----------------------------------------------------------------------------------------
Balance, December 31, 2003                    32,476,250   $  32,115    $  6,843,803 $ (5,340,528)   $    2,759,507    $  4,294,897
                                            ========================================================================================

[1] Disclosure of reclassification amount:
Unrealized gains during 2003                             $ 3,723,370
Less: reclassification adjustment for gains
    included in net inocme                               (1,008,382)
                                                        -------------
Net unrealized gains on securities                       $ 2,714,988
                                                        =============




                              The accompanying notes are an integral part of these financial statements.


                                                               F-5


                                       DRUCKER, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                               FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

Stated in U.S. dollars                                                      2003                2002
-------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
  Net income (loss) from continuing operations                             $     899,988      $     (152,162)
  Adjustments to reconcile net income (loss) to net cash
        provided by (used in) operating activities
    Depreciation                                                                   2,286               1,227
    Translation adjustments                                                       (9,966)                170
    Gain on disposal of securities - available for sale                       (1,364,530)                   -
    Changes in assets and liabilities
     (Increase) decrease in prepaid expenses and other current
assets                                                                            (1,907)             (1,813)
     (Increase) decrease in prepaid expenses - related party                     (16,195)             (2,070)
      Increase in accounts payable                                                42,307             (6,890)
                                                                    -----------------------------------------
  Net cash flows used in operating activities                                   (448,017)           (161,538)

Cash flows from investing activities
    Due from a related company                                                    (6,154)             (5,498)
    Proceeds from disposal of securities - available for sale                  1,519,586                   -
    Advances from discontinued operations of disposed subsidiary                       -             241,306
    Additions to fixed assets                                                    (16,693)                  -
    Proceeds from sale of subsidiary                                                   -             250,000
                                                                    -----------------------------------------
  Net cash flows provided by investing activities                              1,496,739             485,808

Cash flows from financing activities
    Cash overdraft                                                                     -             (98,227)
                                                                    -----------------------------------------
  Net cash flows used in financing activities                                          -             (98,227)
                                                                    -----------------------------------------

Increase in cash from continuing operations                                    1,048,722             226,043

Increase in cash from discontinued operations (Note 8)                                 -                 166
                                                                    -----------------------------------------

Increase in cash and cash equivalents                                          1,048,722             226,209
Cash and cash equivalents - beginning of year                                    226,209                   -
                                                                    -----------------------------------------
Cash and cash equivalents - end of year                                   $    1,274,931       $     226,209
                                                                    =========================================

Supplemental information:
Cash paid for:
    Interest                                                                 $        30         $         -
                                                                    =========================================
    Income taxes                                                                       -                   -
                                                                    =========================================

Non-cash investing activities:
    Securities received in the sale of subsidiary                                      -       $     312,865
                                                                    =========================================





           The accompanying notes are an integral part of these financial statements.


                                              F-6

                         DRUCKER, INC. AND SUBSIDIARIES
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Drucker Inc. (the "Company") is a Delaware corporation with an authorized capital of 50,000,000 shares of $0.001 par value common stock. The Company's current business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance shareholder value. During 2003, the Company entered into an agreement and primarily focused its efforts on acquiring Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a business corporation incorporated under the laws of the Peoples Republic of China. BK is a provider of complete system solutions for industrial automation and control. (See Note 10). During 2002 and prior, the Company was in the business of acquiring, exploring and evaluating oil and gas prospects and either joint venturing or developing these properties further or disposing of them when the evaluation was completed.

Summary of Significant Accounting Policies

Principles of consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Marketable Equity Securities - Marketable equity securities consist of common shares of Tanganyika Oil Company Ltd. and have been classified as available-for-sale, stated at market value as determined by the most recently traded price at the balance sheet date, with the change in fair value (unrealized gains or losses) during the period excluded from earnings and recorded net of tax as a component of other comprehensive income.

Fixed assets - Fixed assets represent, stated at cost, depreciated over the asset's estimated useful life, ranging from three to five years. Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained form the use of the asset beyond its originally assessed standard of performance. Routine repairs and maintenance are expensed when incurred. Gains and losses on disposal of fixed assets are recognized in the statement of operations based on the net disposal proceeds less the carrying amount of the assets.

Impairment or Disposal of Long-lived Assets

The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined. A component of an entity that is classified as held for sale or that has been disposed of is presented as a discontinued operation if the operations and cash flows of the component will be (or have been) eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component.

Advertising costs - Advertising costs are expensed as incurred. There were no advertising costs for the periods presented.

Discontinued operations - The accounting policies as they related to discontinued operations are as follows:

(i) Oil and Gas Project Costs - The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying the retaining unproved properties are expensed.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

(ii) Capitalization of Mineral Claim Costs - The cost of acquisition, exploration, carrying and retaining unproven properties are expensed as incurred. Costs incurred in proving and developing a property ready for production are capitalized and amortized over the life of the mineral deposit or over a shorter period if the property is shown to have an impairment in value. Expenditures for mining equipment are capitalized and depreciated over their useful life.

(iii) Environmental Costs - Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company's commitment to a plan of action based on the then known facts.

(iv) Values - The amounts shown for oil and gas project costs represent costs to date and do not necessarily reflect present or future values.

(v) Revenue recognition - Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable, and collectibility is reasonably assured. Revenues from the sale of petroleum products are recognized when delivered.

Income taxes - The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

Foreign currency translations - The assets and liabilities of the Company's foreign operations are generally translated into U.S. dollars at current exchange rates, and revenues and expenses are translated at average exchange rates for the year. Resulting translation adjustments are reflected as a separate component of stockholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions which operate as a hedge of an identifiable foreign currency commitment or as a hedge of a foreign currency investment position, are included in the results of operations as incurred.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable and other accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Earnings per share - Basic earnings or loss per share are based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings/loss per share is computed by dividing income/loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding (denominator) for the period. All earnings or loss per share amounts in the financial statements are basic earnings or loss per share, as defined by SFAS No. 128, "Earnings Per Share." Diluted earnings or loss per share does not differ materially from basic earnings or loss per share for all periods presented. Convertible securities that could potentially dilute basic earnings per share in the future such as options and warrants are not included in the computation of diluted earnings per share because to do so would be antidilutive. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

Stock-based compensation - The Company accounts for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No.123, "Accounting for Stock-Based Compensation," established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123. In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, amending FASB No. 123, and "Accounting for Stock-Based Compensation". This statement amends Statement No. 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 amends APB Opinion No. 28 "Interim Financial Reporting" to require disclosure about those effects in interim financial information. The Company adopts the disclosure provisions and the amendment to APB No. 28 effective for interim periods beginning after December 15, 2002.

Comprehensive income - The Company includes items of other comprehensive income by their nature, such as translation adjustments and unrealized gains on available-for-sale marketable securities, in a financial statement and displays the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. The Company discloses total comprehensive income (loss), its components and accumulated balances on its statement of stockholders' equity.

Related party transaction - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Reclassification - Certain prior period amounts have been reclassified to conform to the current year presentation. These changes had no effect on previously reported results of operations or total stockholders' equity.

Recent Accounting Pronouncements - The FASB issued the following pronouncements during 2003, none of which are expected to have a significant affect on the financial statements:

In January 2003, the Financial Accounting Standard Board issued FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities - An Interpretation of Accounting Research Bulletin (ARB) No. 51". This interpretation addressed the requirements for business enterprises to consolidate related entities in which they are determined to be the primary economic beneficiary as a result of their variable economic interest. The interpretation is intended to provide guidance in judging multiple economic interests in an entity and in determining the primary beneficiary. The interpretation outlines disclosure requirements for variable interest entities in existence prior to January 31, 2003, outlines consolidation requirements for variable interest entities created after January 31, 2003. The company has reviewed its major commercial relationship and its overall economic interests with other companies consisting of related parties, manufacture vendors, loan creditors and other suppliers to determine the extent of its variable economic interest in these parties. The review has not resulted in a determination that the Company would be judged to be the primary economic beneficiary in any material relationships, or that any material entities would be judged to be variable interest entities of the Company.

The American Institute of Certified Public Accountants has issued an exposure draft SOP "Accounting for Certain Costs and Activities Related to Property, Plant and Equipment ("PP&E")". This proposed SOP applies to all non-government entities that acquire, construct or replace tangible property, plant and equipment including lessors and lessees. A significant element of the SOP requires that entities use component accounting retroactively for all PP&E assets to the extent future component replacement will be capitalized. At adoption, entities would have to option to apply component accounting retroactively for all PP&E assets, to the extent applicable, or to apply component accounting as an entity incurs capitalizable costs that replace all or a portion of PP&E. The Company cannot evaluate the ultimate impact of this exposure draft until it becomes final.

In April 2003, the FASB issued SFAS No. 149, "Accounting for Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is generally effective for contracts entered into or modified after June 30, 2003, and all provisions should be applied prospectively. This statement does not affect the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not believe that the implementation of SFAS No. 150 will have a material impact on the financial condition, results of operations or cash flows.

NOTE 2 - FIXED ASSETS
---------------------

Fixed assets consist of the following:

Computer equipment                                     $    9,347
Furniture and fixtures                                     11,026
                                                  ----------------
Total                                                      20,373
Less accumulated depreciation                               5,644
                                                  ----------------
Net book value                                         $   14,729
                                                  ================

Depreciation charged to operations for 2003 amounted to $2,286 (2002: $1,227)

NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

During the years ended December 31, 2003 and 2002, included in consulting fees are related party consulting fees of $197,359 and $86,288, respectively, charged by companies with common directors and with current/former directors of the Company.

At December 31, 2003, there was $111,265 due from a company with a common director. This loan is unsecured, bears interest at the US Bank prime rate plus one percent calculated semi-annually and is due upon 30 days formal notice from the Company. The Company has already demanded for repayment of balance due from the related party and is in the course of negotiation on the terms of repayment by installments. During the years ended December 31, 2003 and 2002, the Company accrued interest income of $5,767 and $5,498, respectively. The Company also was due $387 from a company with a common director. This loan is unsecured and non-interest bearing with no fixed terms of repayment.

Prepaid expenses - related party represent travel expenses of $18,265 advanced to an officer and director of the Company.


NOTE 4 - MARKETABLE SECURITIES
------------------------------

Marketable securities consist of 504,400 shares of Tanganyika Oil Company Ltd. with an estimated fair value of $2,927,112, amortized cost of $157,809, and gross unrealized gains of $2,769,303. The Company sold 495,600 shares for gross proceeds of $1,519,586, gross realized gains of $1,364,530, and related amortized cost of $155,056. The method used to determine the cost of the securities sold is average cost.


Reconciliation of unrealized gains included in other comprehensive income for the years ended December 31 is as follows:

                                                       2003                2002
                                                  ----------------    ---------------

Beginning balance                                      $   54,315           $      -
Unrealized holding gains during period                  3,723,370             54,315
Reclassification - gains included in earnings          (1,008,382)                 -
                                                  ----------------    ---------------
Ending balance                                        $ 2,769,303         $   54,315
                                                  ================    ===============

There is no provision for income tax expense due to the utilization of available income tax loss carry-forwards.


NOTE 5 - INCOME TAXES

There is no current or deferred tax expense for the years ended December 31, 2003 and 2002, due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes. The income tax effect of temporary differences comprising the deferred tax assets on the accompanying consolidated balance sheet is as follows:

                                                                    2003
                                                               ---------------

Deferred tax asset from net operating loss carryforwards           $1,782,000
Valuation allowance                                                (1,782,000)
                                                               ---------------
Net deferred tax assets                                               $     -
                                                               ===============




The Company has available net operating loss carryforwards of approximately $5,243,000 for tax purposes to offset future taxable income, which expire beginning in the year 2017. The Company has accumulated capital losses of approximately $132,000 available to offset future years' capital gains. The potential tax benefit of these losses, if any, has not been recorded in these financial statements.

Pursuant to the Tax Reform Act of 1986, annual utilization of the Company's net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period. As a result of equity transactions occurring through December 31, 1999, the Company will be subject to such limitation. The annual limitations have not been determined.

The difference between income taxes at statutory rates and the amount presented in the financial statements for the years ended December 31, 2003 and 2002 is a result of the following:

                                                2003                2002
                                           ---------------     ---------------
Statutory federal income tax rate             $  (158,000)          $ (51,000)
Change in valuation allowance                     158,000              51,000
                                           ---------------     ---------------
                                                        -                   -
                                           ===============     ===============

NOTE 6 - STOCK-BASED COMPENSATION
---------------------------------

Share Purchase Warrants

At December 31, 2003 5,542,065 share purchase warrants are outstanding. Each warrant entitles the holder the right to purchase one additional unit of the Company at $0.40 per unit until the earlier of March 31, 2005 and the 90th day after the day on which the weighted average trading price of the Company's shares exceed $0.60 per share for 10 consecutive trading days. Each unit consists of one common share of the Company and one additional warrant. Each additional warrant entitles the holder thereof the right to purchase one additional common share of the Company at $0.60 per share. The additional warrants will expire one year after the occurrence of the exercise of the original warrants.

Stock Options

The Company has granted 2,950,000 stock options to officers, directors and employees (1,175,000) of the Company and consultants (1,775,000) to the Company to purchase shares of the Company's common stock at an exercise price of $0.40 per share, expiring on March 31, 2006. The weighted average exercise price is $0.40 per share and the number of stock options outstanding is equal to the number exercisable as there are no vesting provisions.


NOTE 7 - CANCELED TRANSACTIONS
------------------------------

By an agreement dated effective January 1, 2003, the Company proposed to acquire up to 100% (minimum 60%) of Crime Prevention Analysis Lab Inc. ("CPAL") in consideration of the issuance by the Company of up to 10,000 convertible debentures to CPAL. The terms of the debentures are as follows:

    o   each debenture is convertible into 3,075 common shares of the Company;
    o   the debenture is non-interest bearing;
    o the debenture is redeemable in whole by the Company any time until March 31, 2003;
    o   the debenture is not convertible until after April 1, 2003;
    o   thereafter the debenture is convertible according to an agreed formula;
        and
    o   the debenture will have a floating charge on the assets of CPAL only.

On April 17, 2003, the Company announced it had decided not to proceed with the acquisition and canceled the letter of intent.


NOTE 8 - DISCONTINUED OPERATIONS
--------------------------------

Drucker Petroleum, Inc., West Gharib, Egypt Concession:

By an agreement dated February 1, 2002, the Company disposed of it's wholly-owned subsidiary, Drucker Petroleum, Inc., for CDN$900,000 (US$562,865). Drucker Petroleum, Inc. held a 20% participating interest in a production sharing agree-ment in respect to an oil and gas concession in located in West Gharib, Gulf of Suez, Egypt.

The consideration paid on closing was as follows:

    o   US$250,000 (CDN$400,000 (received));
    o 200,000 common shares of the purchaser (Tanganyika Oil Company Ltd.), a public company, at CDN$0.50 per share (received); and
    o 800,000 special warrants of the purchaser at CDN$0.50 per warrant (received). Each special warrant was exercised (without additional consideration) into one common share of the purchaser.

Loss from discontinued operations was as follows:

Revenues                                                           $   81,796
Royalties                                                             (40,080)
                                                               ---------------
                                                                       41,716
Interest income                                                           121
                                                               ---------------
                                                                       41,837
Expenses
   Administration                                                      14,827
   Bank charges                                                            32
   Depletion                                                           15,637
   Handling and trucking                                               25,713
                                                               ---------------
                                                                       56,209
Other item:
   Write-off of oil and gas projects                                   51,206
                                                               ---------------

Net loss from discontinued operations                              $  (65,578)
                                                               ===============



The loss from disposal of the subsidiary was calculated as follows:

Proceeds                                                           $  562,865
Less: net identifiable assets                                       1,012,965
Less: net identifiable liabilities                                   (395,602)
                                                               ---------------
Loss on disposal of subsidiary                                     $  (54,498)
                                                               ===============

Cash flows from discontinued operations for the year ended December 31, 2002 is as follows:


Operating activities:
Net loss                                                        $  (120,076)
Non-cash items:
   Write-off of oil and gas property                                 51,206
   Loss on disposal of subsidiary                                    54,498
   Depletion                                                         15,637
Changes in non-cash working capital balances:
   Accounts receivable                                               12,030
   Accounts payable and accrued expenses                             98,825
                                                             ---------------
                                                                    112,120
Investing Activities:
   Oil and gas project costs                                      (117,449)

Financing activities:
   Repayment of advances from Drucker, Inc.                       (241,306)
                                                             ---------------

Decrease in cash prior to disposal                                (246,635)

Cash balances of subsidiaries on disposal                           246,801
                                                             ---------------

Increase in cash from discontinued operations                      $    166
                                                             ===============


NOTE 9 - SEGMENTED INFORMATION
------------------------------

Until the Company disposed of its subisidary in 2002, the Company's industry segment was the oil and gas industry. The Company's geographic segments were Canada, Egypt and Algeria and its related segment information follows for 2002:


Identifiable assets

                                                                 Canada         Egypt        Algeria        Total
Current                                                          $ 230,934        $     -       $   166     $ 231,100
Fixed assets                                                           322              -             -           322
Marketable securities                                              367,180              -                     367,180
Due from related parties                                           105,498                                    105,498
                                                              ------------- -------------- ------------- -------------
                                                                 $ 703,934        $     -       $   166     $ 704,100
                                                              ============= ============== ============= =============
Gross Revenue Oil and Gas

Canada                                                                $        -
Egypt                                                                     81,796
Algeria                                                                        -
                                                                   ---------------
                                                                      $   81,796
                                                                   ===============
Net loss

Canada                                                                $ (152,162)
Egypt                                                                   (120,058)
Algeria                                                                      (18)
                                                                   ---------------
                                                                      $ (272,238)
                                                                   ===============

The Company's geographic segment for 2003 was Canada only and therefore, all of the Company's identifiable assets, gross revenues and net income represent that segment only.


NOTE 10 - SUBSEQUENT EVENTS
---------------------------

By an agreement dated June 15, 2003, the Company agreed to acquire from Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") all the shares it owned in Beijing Beike-Masic Automation Engineering Company Limited ("BK") being 25% of the issued and outstanding shares of BK, and from Speed One Investment Limited all the shares it owned in BK being 75% of the issued and outstanding shares of BK. The Company agreed to initially issue 17,500,000 common shares (pre-consolidation), in escrow, and a further 25,173,600 common shares (post-consolidated) after the shareholders have approved a consolidation of the Company's shares on a 3 old shares for 1 new share basis and audited financial statements of BK have been delivered. The Company agreed to pay a legal fee in common shares equal to 7% of the total shares required to be issued under the agreement. On July 14, 2003, the Company issued 17,500,000 common shares pursuant to this agreement, which has been held by an escrow agent pending the completion of the transaction. However as these shares are held in escrow and will be released only upon closing of the transaction, such shares are not yet considered issued.

As of the date of issuance of these financial statements, all of the 25% shares of BK have been delivered to the Company, and the Company has committed to deliver the balance of the shares, including escrowed shares, upon completion of the reverse split, which is subject to regulatory and shareholder approval. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to shareholders authorization. The Company has not yet obtained such authorization, but intends to do so in the next 60 days.

BK, a business corporation incorporated under the laws of the Peoples Republic of China, is a provider of complete system solutions for industrial automation and control. This acquisition will be accounted for under the purchase method as a reverse acquisition.

                                   EXHIBIT 31

                        CERTIFICATION PURSUANT TO SECTION
                          302 OF THE SARBANES OXLEY ACT

Exhibit 31.1

                        CERTIFICATION PURSUANT TO SECTION
                          302 OF THE SARBANES OXLEY ACT


I, Ronald Xiuru Xie, certify that:

1. I have reviewed this annual report on Form 10-KSB of Drucker, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  April 20, 2004


/s/ Ronald Xie
-----------------------
Ronald Xie, President,
CEO, Acting CFO

                                   EXHIBIT 32

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Drucker, Inc. Company (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Ronald Xie, President, CEO, and Acting Chief Executive Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)  I am the certifying Officer and I have reviewed the report being filed;

(2) Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

(3) Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of, and for, the periods presented in the report.

(4) I and the other certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in paragraph (c) of this section) for the issuer and have:

               i. Designed such disclosure controls and procedures to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made know to them by others within those entities, particularly during the period in which the periodic reports are being prepared;

               ii. Evaluated the effectiveness of the issuer's disclosure controls and procedures as of a date within 90 days prior to the filing date of the report ("Evaluation Date"); and

               iii. Presented  in  the  report  their   conclusions   about  the
                    effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date;

(5) I and the other certifying officers have disclosed, based on their most recent evaluation, to the issuer's auditors and the audit committee of the Board of Directors (or persons fulfilling the equivalent function);

               i. All significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize and report financial data and have identified for the issuer's auditors any material weaknesses in internal controls; and ii. Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls; and

(6) I and the other certifying officers have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

         Dated:  April 20, 2004              Officer: Ronald Xie

                                             Name:
                                                   /s/ Ronald Xie
                                                   -----------------------------
                                             Position: President, CEO, Acting
                                                       CFO

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 10QSB



                  Quarterly Report under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               CIK NO.: 0001042053

For Quarter Ended                                      Commission File Number
June 30, 2004                                          0-29670


                                  DRUCKER, INC.

                                ________________

             (Exact name of registrant as specified in its charter)

Delaware                                                     N/A
--------                                                     ---
(State of incorporation)                    (I.R.S. Employer Identification No.)



  916 Cathedral Place, 925 West Georgia Street, Vancouver, B.C., Canada V6C 3L2
  -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (604) 688-6999


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for at least the past 90 days.

                        Yes [ X  ]       No[   ]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

49,976,250 Shares of Common Stock $.001 par value per share outstanding as of June 30, 2004

                                  DRUCKER, INC.

                                TABLE OF CONTENTS

                                                                           PAGE

PART I.    FINANCIAL INFORMATION

Item 1.    Financial Statements

           Consolidated Balance Sheet as of June 30, 2004.....................1

           Consolidated Statements of Operations
           for the three months ended June 30, 2004 and 2003
           and the six month ended June 30, 2004 and 2003......................2

           Consolidated Statements of Cash Flows
           for the six months ended June 30, 2004 and 2003.....................3

           Condensed Notes to the Consolidated Financial Statements............4


Item 2.    Management's Discussion And Analysis Or Plan Of Operation...........5

Item 3.    Controls and Procedures.............................................8

PART II.   OTHER INFORMATION

Item 1.    Legal Proceedings...................................................9

Item 2.    Changes In Securities...............................................9

Item 3.    Default Upon Senior Securities......................................9

Item 4.    Submission Of Matters To A Vote Of Security Holders.................9

Item 5.    Other Information...................................................9

Item 6.    Exhibits And Reports On Form 8-K....................................9

Signatures....................................................................11

PART I.  FINANCIAL INFORMATION


The financial statements have been adjusted with all adjustments which, in the opinion of management, are necessary in order to make the financial statements not misleading.

ITEM 1.  FINANCIAL STATEMENTS


                                  DRUCKER, INC.
                           CONSOLIDATED BALANCE SHEET
                            JUNE 30, 2004 (UNAUDITED)



STATED IN U.S. DOLLARS
--------------------------------------------------------------------------------
ASSETS
Current Assets
 Cash and cash equivalents                                     $     875,458
 Prepaid expenses and other current assets                            55,529
 Prepaid expenses - related party                                     33,221
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 964,208

Investment - at equity                                             2,821,967
Fixed Assets, Net                                                     24,095
Due from related parties                                             114,365
Securities - available for sale                                    1,166,145

--------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   5,090,780
================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
 Accounts payable and other accrued liabilities                $      35,806

Commitments and Contingencies                                              -

Stockholders' Equity
 Common Stock : $0.001 Par Value
  Authorized : 50,000,000
  Issued and Outstanding : 49,976,250                                 49,615
 Additional Paid In Capital                                        9,615,253
 Accumulated Other Comprehensive Income                            1,092,271
 Accumulated Deficit                                              (5,702,165)
--------------------------------------------------------------------------------
Total Stockholders' Equity                                         5,054,974

--------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                     $   5,090,780
================================================================================


            See condensed notes to consolidated financial statements.

                                  DRUCKER, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                  THREE MONTHS ENDED                       SIX MONTHS ENDED
                                              June 30,          June 30,               June 30,         June 30,
Stated in U.S. Dollars                          2004              2003                   2004             2003
-------------------------------------------------------------------------------- -----------------------------------


Expenses
 Accounting and audit                       $    26,784      $      4,632            $    45,684        $     8,574
 Consulting                                     486,405            32,099                668,138             46,275
 Depreciation                                     1,654               236                  3,220                316
 Foreign exchange (gain) loss                    31,747           (3,114)                 51,080             (5,572)
 Legal and professional                         553,925            12,898                701,130             15,441
 Other operating expenses                       185,323            5,780                 269,661              9,328
-------------------------------------------------------------------------------------------------------------------
 Total expenses                               1,285,838            52,531              1,738,913             74,362

Other income

 Gain on disposal of securities -               903,226                 -              1,339,326                  -
available for sale
 Equity income                                   11,840                 -                 33,017                  -
 Interest income                                  1,540             1,647                  4,933              3,320
-----------------------------------
Total other income                              916,606             1,647              1,377,276              3,320
-----------------------------------

Net loss for the period                     $  (369,232)     $    (50,884)           $  (361,637)       $   (71,042)
===================================================================================================================

Basic and diluted loss per share            $     (0.01)     $      (0.00)           $     (0.01)       $     (0.00)
===================================================================================================================

Weighted average shares outstanding -        49,976,250        32,476,250             46,418,558         32,476,250
basic and diluted
===================================================================================================================



            See condensed notes to consolidated financial statements.

                                  DRUCKER, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                   (UNAUDITED)


Stated in U.S. dollars                                                         2004              2003
--------------------------------------------------------------------------------------------------------

Cash flows from operating activities
 Net loss                                                                 $  (361,637)        $  (71,042)
 Adjustments to reconcile net loss to net cash
    used in operating activities
    Depreciation                                                                3,220                316
    Equity income                                                             (33,017)                 -
    Translation adjustment                                                      3,376             (5,607)
    Gain on disposal of securities - available for sale                    (1,339,326)                 -
    Changes in assets and liabilities
      Prepaid expenses and other current assets                               (50,801)           (10,116)
      Prepaid expenses - related party                                        (14,956)                 -
      Accounts payable and accrued liabilities                                (20,714)            16,823
--------------------------------------------------------------------------------------------------------
  Net cash flows used in operating activities                              (1,813,855)           (69,626)
--------------------------------------------------------------------------------------------------------

Cash flows from investing activities
  Due from a related company                                                   (2,713)            (2,742)
  Proceeds from disposal of securities - available for sale                (1,429,681                  -
  Additions to capital assets                                                 (12,586)            (9,290)
--------------------------------------------------------------------------------------------------------
  Net cash flows provided by (used in) investing activities                (1,414,382            (12,032)
--------------------------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                                    (399,473)           (81,658)

Cash and cash equivalents - beginning of period                             1,274,931            226,209

--------------------------------------------------------------------------------------------------------
Cash and cash equivalents - end of period                                 $   875,458         $  144,551
========================================================================================================


Supplemental Information :

Cash paid for :
    Interest                                                              $        67         $        -
    Income taxes                                                                    -                  -


            See condensed notes to consolidated financial statements.

                                  DRUCKER, INC.
            CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                  June 30, 2004
                            (Stated in U.S. dollars)
                                   (Unaudited)


Note 1 - Interim Reporting
--------------------------

While the information presented in the accompanying interim three and six months financial statements is unaudited, it includes all adjustment which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented. These interim financial statements follow the same accounting policies and methods of their application as the Company's December 31, 2003 annual financial statements. All adjustments are of a normal recurring nature. It is suggested that these interim financial statements be read in conjunction with the Company's December 31, 2003 annual financial statements on Form 10-KSB, as amended.

These interim consolidated financial statements include the accounts of Drucker, Inc. and its wholly-owned subsidiary, Drucker Mining Inc. All inter-company transactions have been eliminated.

Note 2 - Common Stock
---------------------

(a) Common Stock

The Company has obtained majority stockholder approval for the reverse stock split on a one for three basis and filed the Preliminary Information Statement, or Form 14C, with the SEC on April 2, 2004. The Company will issue and deliver the balance of the shares for the reverse acquisition of Beijing Beike-Masic Automation Engineering Company Limited ("BK") upon regulatory approval of the reverse stock split. See Note 5 for details.

(b) Share Purchase Warrants

At June 30, 2004, 5,542,065 share purchase warrants are outstanding. Each warrant entitles the holder the right to purchase one additional unit of the Company at $0.40 per unit until the earlier of March 31, 2005 and the 90th day after the day on which the weighted average trading price of the Company's shares exceed $0.60 per share for 10 consecutive trading days. Each unit consists of one common share of the Company and one additional warrant. Each additional warrant entitles the holder thereof the right to purchase one additional common share of the Company at $0.60 per share. The additional warrants will expire one year after the occurrence of the exercise of the original warrants.

(c) Share Purchase Options

At June 30, 2004, 2,950,000 share purchase options are outstanding. Each option entitles the holder thereof the right to acquire one common share of the Company at $0.40 per share, expiring on March 31, 2006.

Note 3 - Marketable securities
------------------------------

Marketable securities consist of 215,600 shares of Tanganyika Oil Company Ltd. with an estimated fair value of $1,166,145, amortized cost of $67,454, and gross unrealized gains of $1,098,691.

The Company sold 195,200 shares during the quarter ended June 30, 2004 for gross proceeds of $964,297, gross realized gains of $903,226, and related amortized cost of $61,071. The method used to determine the cost of the securities sold is average cost.

The Company sold 288,800 shares during the six months ended June 30, 2004 for gross proceeds of $1,429,681, gross realized gains of $1,339,326, and related amortized cost of $90,355. The method used to determine the cost of the securities sold is average cost.

Reconciliation of unrealized gains included in other comprehensive income for the six months ended June 30, 2004:


------------------------------------------------------------------------------------------
                                                                   2004            2003
------------------------------------------------------------------------------------------

Beginning balance                                            $  2,769,303     $     54,315
------------------------------------------------------------------------------------------
Unrealized holding gains (loss) during the period              (1,070,477)       1,071,616
------------------------------------------------------------------------------------------
Reclassification - gains included in earnings                    (600,135)               -
------------------------------------------------------------------------------------------
Ending balance                                               $  1,098,691     $  1,125,931
------------------------------------------------------------------------------------------



Note 5 - Commitment
-------------------

By an agreement dated June 15, 2003, the Company agreed to acquire from Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") all the shares it owned in BK, being 25% of the issued and outstanding shares of BK, and from Speed One Investment Limited all the shares it owned in BK, being 75% of the issued and outstanding shares of BK. The Company agreed to initially issue 17,500,000 common shares (on a pre-consolidation basis), in escrow, subject to the delivery of audited financial statements of BK, and to further issue 25,173,600 common shares (on a post-consolidation basis), subject to stockholder and regulatory approval of a consolidation of the Company's shares on a one for three basis. In connection with legal services provided with respect to the above transactions, the Company has agreed that upon stockholder approval of the one for three reverse split, it will pay Ronald Xie his legal fee for services rendered in debentures convertible to the number of shares of common stock equal to 7% of the total number of shares of common stock required to be issued under the agreement for legal services rendered to the Company in connection with such transactions. On July 14, 2003, the Company issued 17,500,000 restricted common shares into escrow. On February 7, 2004, the Company released these shares from escrow and delivered such shares to BK Machinery pursuant to the agreement in exchange for 25% of the shares of BK.

25% of the shares of BK have been delivered to the Company, and the Company has committed to deliver the balance of the shares upon completion of the reverse split, which is subject to regulatory and stockholder approval. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to stockholders authorization.

The net investment represents the following at June 30, 2004:

-----------------------------------------------------------------------------
Original cost of 25% of the outstanding share capital of BK        $2,788,950
-----------------------------------------------------------------------------
Equity in undistributed income of investee company                     33,017
-----------------------------------------------------------------------------
                                                                   $2,821,967
-----------------------------------------------------------------------------

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

CAUTIONARY AND FORWARD LOOKING STATEMENTS

         In addition to statements of historical fact, this Form 10-QSB contains forward-looking statements. The presentation of future aspects of Drucker, Inc. found in these statements is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," or "could" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements.

         These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause the Company's actual results to be materially different from any future results expressed or implied by the Company in those statements. Important facts that could prevent the Company from achieving any stated goals include, without limitation to, the following:

Some of these risks might include, but are not limited to, the following:

              (a)      volatility or decline of the Company's stock price;

              (b)      potential fluctuation in quarterly results;

              (c)      failure of the Company to earn revenues or profits;

              (d) inadequate capital to continue or expand its business, inability to raise additional capital or financing, to implement its business plans;

              (e) failure to commercialize its technology or to make sales;

              (f)      rapid and significant changes in markets;

              (g) litigation with or legal claims and allegations by outside parties;

              (h)      insufficient revenues to cover operating costs.

         There is no assurance that the Company will be profitable, the Company may not be able to successfully develop, manage or market its products and services, the Company may not be able to attract or retain qualified executives and technology personnel, the Company's products and services may become obsolete, government regulation may hinder the Company's business, additional dilution in outstanding stock ownership may be incurred due to the issuance of more shares, warrants and stock options, or the exercise of warrants and stock options, and other risks inherent in the Company's businesses.

         The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Quarterly Reports on Form 10-QSB and Annual Report on Form 10-KSB filed by the Company in 2003 and any Current Reports on Form 8-K filed by the Company.

Financial Condition and Changes in Financial Condition

         Management believes the summary data presented herein is a fair presentation of the Company's results of operations for the periods presented. Due to the Company's change in primary business focus and new business opportunities these results may not necessarily be indicative of the results to be expected for any future period. As such, future results of the Company may, in the future, differ significantly from previous periods.

PLAN OF OPERATIONS

         Drucker, Inc. and its subsidiaries (collectively, the "Company") has presented its quarterly consolidated financial statements, which should be read in conjunction with its consolidated financial statements and related notes in its 10KSB annual report for 2003, as amended.

         By an agreement dated June 15, 2003, the Company agreed to acquire from Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") all the shares it owned in Beijing Beike Masic Automation Engineering Company Limited ("BK") being 25% of the issued and outstanding shares of BK, and from Speed One Investment Limited all the shares it owned in BK being, 75% of the issued and outstanding shares of BK. The Company agreed to initially issue 17,500,000 common shares (on a pre-consolidation basis), in escrow, pending the delivery of audits of BK, and a further 25,173,600 common shares (on a post-consolidation basis) after the stockholders have approved a consolidation of the Company's shares on a one for three basis. The Company agreed to pay a legal fee in common shares equal to 7% of the total shares required to be issued under the agreement. On July 14, 2003, the Company issued 17,500,000 restricted common shares into escrow. Upon delivery of the audits of BK and the 25% shares of BK owned by BK Machinery, on February 7, 2004, the

Company released the 17,500,000 shares from escrow and delivered such shares to BK Machinery pursuant to the agreement.

         25% of the shares of BK have been delivered to the Company, and the Company has committed to deliver the balance of the shares upon completion of the reverse split, which is subject to regulatory and stockholder approval. The issuance of the balance of the shares for the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to stockholders authorization.

THREE-MONTH PERIOD ENDED JUNE 30, 2004 VERSUS JUNE 30, 2003

         The Company had no operations other than those for the acquisition of BK during the three-month period ended June 30, 2004. The Company's primary source of income was derived from the sale of 195,200 shares of marketable securities held by the Company in Tanganyika Oil Company Ltd. ("Tanganyika Oil") for a gain of $903,226.

         Selling, general and administrative expenses for the three months ended June 30, 2004, primarily represented accounting and audit fees incurred in connection with adhering to the Company's SEC reporting requirements, consulting, legal and professional fees incurred in connection with the BK acquisition, preparation of business and marketing, operational, financing and investment planning pending completion of the acquisition, strategic review and studies of the domestic and international markets, competition, and maintenance and extension of favourable government incentives and preferential tax treatment. In the same period in 2003, the Company's selling, general and administrative requirements primarily represented accounting and audit fees incurred in connection with adhering to the Company's SEC reporting requirements. No future commitments exist for the consulting and legal fees, however the Company may need to incur additional fees of this type as a result of finalizing the BK acquisition.

         The Company believes it has sufficient cash resources to satisfy its cash requirements for the next twelve months based on the Company's current business situation. This could change, however, if any other business venture were to be embarked upon, which could require the use of the Company's available cash at a much faster rate.

SIX-MONTH PERIOD ENDED JUNE 30, 2004 VERSUS JUNE 30, 2003

         During the six-month period ended June 30, 2004 the Company had no operations other than those for the acquisition of BK. The Company's primary source of income was derived from the sale of 288,800 shares of marketable securities held by the Company in Tanganyika Oil for a gain of $1,339,326.

         For the six months ended June 30, 2004, selling, general and administrative expenses primarily represented accounting and audit fees incurred in connection with adhering to the Company's SEC reporting requirements, consulting, legal and professional fees incurred in connection with the BK acquisition, preparation of business and marketing, operational, financing and investment planning pending completion of the acquisition, strategic review and studies of the domestic and international markets, competition and maintenance and extension of favorable government incentives and preferential tax treatment. In the same period in 2003, the Company's selling, general and administrative requirements primarily represented accounting and audit fees incurred in connection with adhering to the Company's SEC reporting requirements. No future commitments exist for the consulting and legal fees, however the Company may need to incur additional fees of this type as a result of finalizing the BK acquisition.

LIQUIDITY

         The Company may use all of its liquidity in an attempt to acquire or develop a business. The Company is unable to carry out any plan of business without adequate funding. The Company cannot predict to what extent its current liquidity and capital resources will impair the consummation of a business combination or whether it will incur further operating losses through any business entity, which the Company may eventually acquire. There is no assurance that the Company can continue as a going concern without more and substantial funding in any business, for which funding there is no committed source. The Company's primary capital resources at June 30, 2004, are cash in bank of $875,458 and marketable securities in Tanganyika Oil, which had a fair market value of $1,166,145. During the quarter ended June 30, 2004, the Company sold 195,200 shares of Tanganyika Oil leaving a remaining balance of 215,600 shares at June 30, 2004. Management will continue to sell the remaining shares for working capital purpose, if necessary. The Company's own stock may be illiquid because it is restricted and in an unproven company with a short history of income generation.

         Because the Company does not currently derive income from any business activity, the Company is dependent on its cash reserves for its short term needs. The Company had current assets of $964,208 at June 30, 2004 and had current liabilities of $35,806. These amounts are sufficient to the Company for continued operations for at least the next twelve months. This could change, however, if any other business venture were to be embarked upon, and the available cash could be depleted much more rapidly. On a long-term basis, the Company has no long-term debt.

         The Company also has an amount due from Richco Investors Inc., a major stockholder, for $114,365, representing the principal and interest of an unsecured loan made by the Company on December 20, 2001. which bears an interest of 1% above the prime rate. The loan became due as of Dec 31, 2003. The Company has demanded repayment of the said loan and is in the course of negotiation on the terms of repayment by installments.

         The Company has no plans or commitment for significant research and development or capital expenditures during the next twelve months. The Company does not have any employees nor does it expect to hire any significant employees in the near future, subject to its completion of the acquisition transaction.

MARKET RISK

         Except from holding the securities held for sale, the Company does not hold any derivatives or other investments that are subject to market risk. The carrying values of any financial instruments approximate fair value as of those dates because of the relatively short-term maturity of these instruments, which eliminates any potential market risk associated with such instruments.

         As of June 30, 2004, the Company held 215,600 shares of Tanganyika Oil as securities held for sale. The Company has recorded $1,098,691 unrealized gains under other comprehensive income, which is included as a separate line item in the stockholders' equity section of the balance sheet.

NEED FOR ADDITIONAL FINANCING

         No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover expenses as they may be incurred.

         In the event the Company's cash assets and other assets prove to be inadequate to meet the Company's operational needs, the Company may seek alternative measures to satisfy such needs, including, but not limited to, compensating providers of services by issuances of stock in lieu of cash.

ITEM 3.  CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures

         The Company's Principal Executive Officer and Principal Financial Officer has evaluated the effectiveness of its disclosure controls and procedures as of June 30, 2004 in accordance with Rule 13a-15 under the Exchange Act. Based on his evaluation, he has concluded that the Company's disclosure controls and procedures enable us to:

         o record, process, summarize and report within the time periods specified in the Security and Exchange Commission's rules and forms, information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act; and

         o accumulate and communicate to management, as appropriate to allow timely decisions regarding required disclosure, information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act.

(b) Changes in internal control over financing reporting

         There were no changes in the Company's internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that occurred during the quarter ended June 30, 2004 that have materially affected, or are reasonable likely to materially affect, the Company's internal control over financial reporting.

PART II. OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

                  None

ITEM 2.  CHANGES IN SECURITIES

                  None.

ITEM 3.  DEFAULT UPON SENIOR SECURITIES

                  None

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Holders of a total of 27,237,501 shares or approximately 54.5% of the total issued and outstanding stock of the Company have consented to the following resolutions by written consent in lieu of a Stockholders' Meeting pursuant to the General Corporation Law of the State of Delaware as described in the the Preliminary Information Statement, or Form 14C, filed with the SEC on April 2, 2004.

               Proposal #1: To authorize the officers and directors of the Company to amend the Company's Certificate of Incorporation to increase the number of Common Shares authorized from 50,000,000 to 500,000,000.

               Proposal #2: To authorize the officers and directors of the Company to amend the Certificate of Incorporation to change the name to BK Automation Inc.

               Proposal #3: To authorize a reverse split on a one for three basis of existing outstanding common shares, warrants and options.

ITEM 5.  OTHER INFORMATION

                  None

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a)      The following are filed as Exhibits to this Quarterly Report.

The numbers refer to the Exhibit Table of Item 601 of Regulation S-K:

         Exhibit No.     Description of Exhibit
         -----------     ----------------------

         31 Rule 13a-14(a)/15d-14(a) Certification (Chief Executive Officer and Chief Financial Officer)

         32              Section 1350 Certification


(b) Reports on Form 8-K filed during the three months ended June 30, 2004 (incorporated by reference):

         A Form 8-K was filed on April 1, 2004 pertaining to a change in the Company's address.

                                  DRUCKER, INC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     DRUCKER, INC.


                                                     /s/ Ronald Xie
                                                     ---------------------------
                                                     Ronald Xie, President


Date:  August 26, 2004

                                                                      Exhibit 31


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Xie certify that:

     1.   I have reviewed this quarterly report on Form 10-QSB of Drucker, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




August 26, 2004


                                         /s/ Ronald Xie
                                         ---------------------------------------
                                         Name:  Ronald Xie
                                         Title: President, CEO and Acting CFO
                                                (Principal Executive Officer)

                                                                      Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Drucker, Inc. on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Xie, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




August 26, 2004


                                         /s/ Ronald Xie
                                         ---------------------------------------
                                         Name:  Ronald Xie
                                         Title: President, CEO and Acting CFO
                                                (Principal Executive Officer)